UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

Name of Registrant: Royce Focus Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire 1414 Avenue of the Americas New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2005 – December 31, 2005

Item 1: Reports to Shareholders

A N N U A L R E V I E W
Royce Value Trust	A N D
R E P O R T T O S T O C K H O L D E R S
Royce Micro-Cap Trust
2005
Royce Focus Trust www.roycefunds.com
TheRoyceFund
VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock.
We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 19 or visit our website at www.roycefunds.com.

TABLE OF CONTENTS

Annual Review

Performance Table	2

Letter to Our Stockholders	3

Online Update	10

Annual Report to Stockholders	11

For more than 30 years, we have used a value approach to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

Royce Funds
Penn Mut I r 10.78 -0.06 12.5
Micro-Cap I r 15.90 -0.03 11.5
Premier r 16.86 -0.07 17.1
LowPrStk r 15.53 -0.07 9.7
Tot Ret I r 12.60 -0.06 8.2
TrstShrs r 12.47 -0.06 8.7
Oppty I r 12.29 -0.02 4.8
SpecEq r 18.70 -0.14 -1.0
Value r 9.67 -0.04 17.2
Value P I r 12.03 -0.04 13.2
Tech Val r 6.15 0.01 -1.8
100 r 7.52 -0.04 14.9
Disc r 6.33 -0.01 7.6
Fin Serv r 6.26 -0.02 12.2
Div Val r 5.98 -0.03 7.3
Russell Funds S

	PERFORMANCE TABLE

Charles M. Royce, President	AVERAGE ANNUAL NAV TOTAL RETURNS Through December 31, 2005
		Royce Value Trust	Royce Micro-Cap Trust	Royce Focus Trust	Russell 2000
	Fourth Quarter 2005*	2.68%	-0.31%	5.98%	1.13%

	July - December 2005*	10.66	8.26	20.91	5.88

	One-Year	8.41	6.75	13.31	4.55

Here at The Royce Funds, we talk
a lot about earnings, the profits a
company has after expenses, taxes
and other costs have been
deducted from revenues. As the
principal source of long-term
shareholder returns, earnings are a
critical element in gauging the
success of a business. To get a
sense of their significance, even a
value-oriented portfolio manager
such as our own Buzz Zaino likes
to joke, “We’re all growth
investors, because ultimately we’re
all looking for earnings growth.”
Of course, one may contrast Buzz’s
remark with the in-house example
of Charlie Dreifus, who is more
than happy to find companies with
steady, but not necessarily
growing (and certainly not fast-
growing) earnings, yet there is
no denying that earnings are
arguably the most critical sign of
a company’s well-being.

Continued on Page 4...
	Three-Year	22.83	25.38	31.22	22.13

	Five-Year	12.50	15.96	16.82	8.22

	10-Year	13.57	14.06	n/a	9.26

	Since Inception	12.62	13.94	14.12

	Inception Date	11/26/86	12/14/93	11/1/96**

 * Not annualized.
** Date Royce & Associates, LLC assumed investment management responsibility for the Fund.
Royce Value Trust’s average annual NAV total return for the 15-year period ended 12/31/05 was 15.22%.

	IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Review reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a stockholder would pay on distributions or on the sale of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

The thoughts expressed in this Review and Report to Stockholders concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2005, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2005 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report to Stockholders will be included in any Royce-managed portfolio in the future.

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LETTER TO OUR STOCKHOLDERS

It’s Not Unusual. . . But It’s Not Quite Normal, Either
There is an old curse, said to be of Chinese or Scottish origin, which states, “May you live in interesting times.” Anyone who has been an equity investor over the last 10 years has more than qualified for the curse of living through a decade of noteworthy days. It began uneventfully enough, with a move to large-cap stocks in the mid-’90s. Internet stock mania then took hold. This feverish activity was attended by an insistence that the stock market was in a new era, one appropriate for the imminent arrival of a new millennium, in which all of the old rules about valuation and how to measure the success of a business were being quickly and thoroughly recast. Value investors were among those whose relatively ordinary returns between 1996 and 1999 consigned them to the trash heap of the market’s new order, the investment equivalent of dinosaurs destined for extinction. Yet the ’90s ended, and the new era began, with a stubborn assertion of one of the oldest rules of equity investing known to human kind, namely that markets are cyclical. The Internet bubble burst in 2000, which led to arguably the most interesting six years of the last 10 for the U.S. stock market.
     Along with Y2K hysteria, the collapse of Internet stock prices heralded a series of events that helped keep equity returns underwater—or just barely above the surface—through the end of 2005. In fact, the period that spans 2000 through 2005 may be best thought of as a testament to the remarkable resilience of the stock market. Consider the following list of events that run the gamut from calamitous to criminal: The terrorist attacks of September 2001; accounting scandals and revelations of fraud that brought down more than a couple of corporate Goliaths; mutual fund trading scandals; war with Iraq; subsequent terrorist strikes in Israel, Indonesia, Madrid and London; record trade and budget deficits; natural disasters

Last year was the first time since we began to prognosticate low returns in 2003 that both small- and large-cap performance, regardless of style, ended the year in the low single digits.

THIS PAGE IS NOT PART OF THE 2005 REPORT TO STOCKHOLDERS | 3

However, our portfolio managers
occasionally buy shares of small-
and micro-cap companies that
have been enduring earnings
disappointments or have ceased to
post any earnings at all. An
investor may well ask why we would
make such purchases: If earnings
are so important, why would we
risk buying shares of a company
whose earnings are depressed or
nonexistent? How can a company
satisfy our exacting security
selection criteria if it’s missing such
a crucial element? The apparent
contradiction is resolved in part by
another in our endless series of
reminders that we always invest
with a long-term perspective.

Most of our security analyses begin
with the balance sheet. We carefully
scrutinize a company’s underlying
assets, which are the ultimate source
of earnings, while also looking
closely at its liabilities, the claims
parties other than the shareholders
have on assets. If the assets are in
healthy proportion to the liabilities,
that gives us confidence that future
earnings can be produced, even if
there are no current earnings.

Continued on Page 6...

LETTER TO OUR STOCKHOLDERS

in Asia, Louisiana, Mississippi and Texas; skyrocketing energy prices; and ongoing political controversies. Far from capitulating to each new, dispiriting development, the market managed to move forward. Returns across styles and asset classes were generally unspectacular (though in certain cases, such as small-cap value’s, they were strong on an absolute and relative basis), but in general they avoided outright disaster, even in the more difficult, negative-return years of 2000 and 2002.
     We continue to believe that the downturn earlier in 2005 marked the end of the market working through these various difficulties that took place during the last several years. Indeed, 2005 may ultimately be remarkable for its unremarkable nature, for its relatively low, but positive, returns. It will also go down as the year in which a six-year period of small-cap outperformance came to an end, though to what degree that will matter in the future remains to be seen. In a year in which little seemed to take investors by surprise, the most unexpected element may have been that one of our overall market predictions (finally) proved to be accurate. Since 2003, we have been unswerving in our conviction that the market had entered a low-return mode, but the success of our own and similar small-cap investment approaches made our predictive remarks inaccurate. Last year was the first time since we began to prognosticate low returns that both small- and large-cap performance, regardless of style, ended the year in the low single digits. We suspect that this means that the stock market has returned to more historically typical, if not normal, behavior after a decade of tumult. However, our reasons have nothing to do with the low returns themselves or the anomalous accuracy of our forecast.

Looming Large
When the subject is the perennially unpredictable stock market, we are fully aware of the danger of words such as “typical” or “normal,” terms that are difficult to define with precision in any context. Another danger is that “normal” markets often represent a transitional stage between bull and bear extremes. In addition, the farther out one looks from the 10-year period ended 12/31/05, long-term average annual returns for both small- and large-cap stocks reach into the low-to-mid teens, not the single-digit positive returns of 2005. Having issued these caveats, we think that the market has returned to more historically typical behavior, and the reason has to do with the narrowing of the gap between large- and small-cap results in the past year.
     For the first calendar year since 1998, large-cap stocks, as measured by the S&P 500, outperformed small-cap, as measured by the Russell 2000, but the advantage was slight. The S&P 500 was up 4.9% in 2005 versus 4.6% for the Russell 2000 (and 1.4% for the Tech-heavy Nasdaq Composite). The last time that small-cap enjoyed more than five consecutive years of outperformance was between 1975 and 1983. The recently concluded phase of small-cap

4 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO STOCKHOLDERS

outperformance followed the period in which the Russell 2000 underperformed the S&P 500 in five out of six years. Perhaps unsurprisingly, small-caps (as measured by the CRSP 6-10) also underperformed the S&P 500 for four of the five years prior to the 1975-1983 reversal.
     Small-cap significantly outpaced large-cap from the 2005 market low on April 28, with the Russell 2000 up 18.1% versus 10.6% for the S&P 500. The Russell 2000 also led in months of positive returns (February, May, June, July, September and November). Equally compelling from our perspective was the stronger performance for large-caps during the negative or flat performance months of January, March, April, August, October and December, a development that we felt revealed nascent large-cap leadership. We have long believed that where investors turn when stock prices are falling is a very telling sign, so large-cap’s advantage during 2005’s downdrafts indicated to us that investors were more confident in larger stocks. We expect that large-cap will continue to lead in the short and possibly intermediate terms, though we see no reason for small-cap investors to fret. Over long-term time periods, we anticipate that small-cap will continue to perform well, though probably without the substantial outperformance spreads that we have seen over the last six years.

Over long-term time periods, we anticipate that small-cap will continue to perform well, though probably without the substantial outperformance spreads that we have seen over the last six years.

Long-Term Values
Another instance of narrowing spreads could be seen within small-cap in the one- and three-year average annual total returns ended 12/31/05 for the Russell 2000 Value and Growth indices. In each period the Russell 2000 Value index beat its growth counterpart, but the results were close. For the one-year period ended 12/31/05, both indices posted low returns: value was up 4.7% versus 4.2% for growth. For the three-year period, the Russell 2000 Value index gained 23.2% versus 20.9% for the Russell 2000 Growth index. However, the longer-term edge fell more dramatically in small-cap value’s favor. The upshot was that small-cap value owned a performance edge over small-cap growth for the one-, three-, five-, 10-, 15-, 20-and 25-year periods ended 12/31/05, an impressive run of outperformance that was bolstered by the Russell 2000 Value index outflanking the Russell 2000 Growth index in five of the last six calendar years (trailing slightly during 2003’s surging small-cap rally) (see table below). This long-term advantage came primarily from small-cap value’s formidable edge in the current decade to date (+131.9% versus -13.2%), which has seen both up and down markets.

RUSSELL 2000 VALUE VERSUS RUSSELL 2000 GROWTH
Calendar-Year Returns: 2000-2005
	Russell	Russell		Russell	Russell
	2000 Value	2000 Growth		2000 Value	2000 Growth
2000	22.8%	-22.4%	2003	46.0%	48.5%
2001	14.0	-9.2	2004	22.3	14.3
2002	-11.4	-30.3	2005	4.7	4.2
THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS | 5

Our objective when looking at a
company’s earnings picture is to
understand “normalized earnings”
over long-term time periods.
Industries usually move in very
particular, though not always
consistently predictable, business
cycles. By focusing on normalized
earnings, we are trying to filter out
the effects of short-term earnings
surprises, whether they are
negative or positive. Our long-term
investment horizon and thorough
research process peer beyond
the ebb and flow of near-term
events in an attempt to discover
long-term opportunities.

In general, we seek businesses that
have a solid-to-strong earnings
history. A record of profitability is
critical when trying to assess both
the current financial health and the
long-term prospects for a business
that has fallen on hard times. In
fact, it may be one of the more
telling indications that a company’s
woes are likely to be temporary. We
are willing to endure the short-term
difficulties of what we believe is a
high-quality company struggling
with stalled profits, provided that

Continued on Page 8...

LETTER TO OUR STOCKHOLDERS

     Looking back at 2005’s second half and forward to 2006, one might expect growth to continue to lead during updrafts, or at least during up quarters. In fact, we would not be surprised to see small-cap growth assume a leadership role in the coming months, but we suspect that its advantage will be small and its reign relatively short. The Russell 2000 Growth index led the Russell 2000 Value index in the third and fourth quarters of 2005 as well as from the 2005 market low on April 28, so one could argue that small-cap growth’s leadership phase is already underway. In any event, we think that small-cap value is likely to retain its long-term performance edge over small-cap growth, though we do not expect the former to dominate the way that it did over the last six years. We also do not anticipate a return to the late ‘90s, when the Russell 2000 Growth index led in most short- and even some long-term periods. As with small- and large-cap stocks, we think that small-cap value and growth should be subject to frequent leadership rotation and low, but positive returns.

This Round to Royce
Energy stocks were the dominant market sector in 2005 across all asset classes and investment styles. The industry’s preeminent performance status helped each of our closed-end Funds to post strong absolute and relative returns in the calendar year. We began looking more closely at the industry in 2003, when forecasts of lower oil and gas commodity prices caused the stock prices of many energy companies to fall. While energy was clearly the most dynamic area, our closed-end portfolios also saw impressive gains in the Industrial and/or Financial sectors, as well as in Technology stocks, some of which enjoyed a resurgence in 2005’s second half. As we first noted in July of last year, 2005 was unlike 2003, a year in which micro-caps dominated, and 2004, a year that saw stronger small-cap results. Both small- and micro-cap oriented portfolios enjoyed success in 2005, and individual gains and losses were more the result of stock (and sector) selection as opposed to capitalization.
     On both a net asset value (NAV) and market price basis, all three closed-end Funds outperformed the Russell 2000 for the one-year period ended 12/31/05. The year’s second half saw each Fund make an impressive comeback after subpar first-half performances in 2005. The results were just as encouraging for the three-year and five-year periods ended 12/31/05, in which Royce Value Trust, Micro-Cap Trust and Focus Trust each outpaced the Russell 2000 with double-digit average annual NAV and market price total returns. When looking at the 10-year period ended 12/31/05, the same advantage held for Royce Value Trust and Micro-Cap Trust, our two closed-end Funds with more than 10 years of history. All three Funds outperformed the Russell 2000 from the small-cap market peak on 3/9/00 through 12/31/05. They also were ahead of the small-cap index from the small-cap market trough on 10/9/02 through 12/31/05, three impressive instances of mostly bull-market

6 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO STOCKHOLDERS

outperformance. While we would love for each of our Funds to continue to outpace the small-cap benchmark in most short- and long-term performance periods, we realize that such a feat is impossible, and are happy to hold a greater advantage over long-term and market cycle performance periods, which we believe offer a sterner test of a portfolio’s merits.

While we would love for each of our Funds to continue to outpace the small-cap benchmark in most short- and long-term performance periods, we realize that such a feat is impossible, and are happy to hold a greater advantage over long-term and market cycle performance periods, which we believe offer a sterner test of a portfolio’s merits.

Lake Wobegone, Not Lake Placid
Although most equity indices enjoyed positive returns in 2005, few made new highs, two exceptions being the Russell 2000 Value index, which made its new high in August, and the Russell 2000 index, which reached a new peak in December. The past few years saw undeniable improvement in overall equity results, yet several major market indices remained substantially shy of the peaks that they established in March 2000: the Russell 2000 Growth index (-33.5%), S&P 500 (-10.4%) and Nasdaq Composite (-56.3%) all failed to surpass their March 2000 highs. Of course, these figures may indicate nothing more than the timeliness of the likely shift in overall market leadership from small- to large-cap, and an analogous change within small-cap from value to growth. It’s also worth pointing out that, despite the relatively paltry returns of 2005, the three-year average annual total returns for both the S&P 500 and Russell 2000 were rather impressive on both an absolute and a relative basis, especially compared to the five-year returns for the periods ended 12/31/05 (see table at left). It occurs to us that the last three years felt remarkably different from the beginning of the current decade, a time in which low or negative large-cap returns were a source

THIS PAGE IS NOT PART OF THE 2005 REPORT TO STOCKHOLDERS | 7

LETTER TO OUR STOCKHOLDERS
our estimate of the company’s
long-term prospects is positive.
This is especially true with cyclical
businesses that regularly go through
the ups and downs of their
industry. The “downs” are often
synonymous with earnings trouble.
The company’s actions at such
times are critical: Is management
buying back stock? Does the firm
have sufficient cash reserves to
successfully deal with adversity?
If so, our confidence is bolstered.
If not, we generally look elsewhere.

In addition, few events make
investors more emotional than
earnings trouble. An earnings
disappointment can create a wave
of selling that drives a stock price
down to levels that meet our value
criteria. In many cases over the
years, we have waited patiently
for a particular company’s stock
price to fall so that we could begin
to build a position. Our years of
experience have brought home again
and again the lesson that even the
best businesses have occasional
trouble. When they do, we try to
use other investors’ reactions to
our advantage by purchasing shares
at prices that we find attractive.

of constant frustration for many investors. The picture becomes even more interesting on viewing the 10-year average annual total returns for the S&P 500 and Russell 2000. After the whirlwind of the last 10 years, we’re not sure if investors will find it surprising or predictable that these results for the 10-year period ended 12/31/05 were nearly identical: 9.3% for the Russell 2000 and 9.1% for the S&P 500.

We may look back on 2005 as the year in which everything changed. However, we want to emphasize again that the most significant changes may not be the shifts in leadership to large-cap in general and to small-cap growth within our investment universe (though they are certainly important). The critical move from our perspective has been the narrowing of the performance spread between asset classes and styles. We simply do not think it’s likely any time soon that any asset class or investment approach will dominate the way that small-cap value did between 2000 and 2005 or that large-cap did between 1995 and 1999. Low returns, however, do not equate to a lack of volatility. The Russell 2000’s positive return in 2005 was not achieved in a straight line, as volatility was quite apparent throughout most of last year. The Russell 2000 posted eight directional high-to-low and/or low-to-high moves of at least 5% in the last 12 months, resulting in two significant declines that were each followed by strong rallies.

8 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO STOCKHOLDERS

Navigating the Narrows
With our expectation that leadership rotation between asset categories and styles should be the order of the day and that performance advantages should remain slim, we do not see particularly hard times ahead for small-cap and/or small-cap value. Regardless of what the future brings, it’s important to mention that our approach is not heavily invested in how the rest of the world defines value. In the past five years of terrific small-cap value performance, we continued to scrutinize those areas that were not enjoying the benefits of value’s good fortune, such as Health and Technology. This may seem counterintuitive, even contradictory, but the essence of value investing remains finding what we regard as high-quality companies whose stocks are trading at discounts to our estimate of their worth as businesses. This entails searching in areas that others are ignoring. Markets are always changing, but this aspect of our approach remains the same.
     We appreciate your continued support.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2006

The critical move from our perspective has been the narrowing of the performance spread between asset classes and styles. We simply do not think it’s likely that any asset class or investment approach will dominate the way that small-cap value did between 2000 and 2005 or that large-cap did between 1995 and 1999.

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ONLINE UPDATE

Visit the New RoyceFunds.com

Here are just a few of our new features:

10 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO STOCKHOLDERS

THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 11

ROYCE VALUE TRUST

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/05
Manager’s Discussion
After struggling in the difficult first half, Royce Value Trust (RVT) came back strong in the second half of 2005, which gave a much-needed boost to its calendar-year results. RVT was up 8.4% on a net asset value (NAV) basis and 7.0% on a market price basis in 2005, versus gains of 4.6% for the Russell 2000 and 7.7% for the S&P 600. The Fund thus outperformed each of its small-cap benchmarks on an NAV basis during 2005 and trailed the S&P 600 by only a narrow margin on a market price basis. Although both small-cap indices were ahead of the Fund in the early stages of the dynamic rally that began with the interim small-cap market low on 4/28/05, RVT more than made up for its late start. The Fund gained 7.8% on an NAV basis and 7.5% on a market price basis in the third quarter, ahead of both the Russell 2000 (+4.7%) and the S&P 600 (+5.4%). In the fourth quarter, RVT’s NAV (+2.7%) and market price (+3.2%) returns were also ahead of the Russell 2000 (+1.1%) and the S&P 600 (+0.4%).
      Strong second-half NAV results helped RVT not only to achieve a performance edge over market cycle and other long-term periods, but to also provide terrific NAV returns on an absolute basis. From the small-cap market peak on 3/9/00 through 12/31/05, RVT gained 93.7% versus 19.7% for the Russell 2000 and 65.0% for the S&P 600. In the mostly upmarket phase running from the small-cap market trough on 10/9/02 through 12/31/05, RVT was up 120.5%, versus 114.2% for the Russell 2000 and 111.6% for the S&P 600. The Fund also beat its small-cap benchmarks on an NAV basis for the one-, three-, five-, 10-, 15-year and since inception (11/26/86) periods ended 12/31/05, while on a market price basis, the Fund outperformed for each of those periods with the exception of the one-year interval. RVT’s average annual NAV total return since inception was 12.6%.
      Of the Fund’s 11 equity sectors, nine showed net gains in 2005. The bulk of the losses were confined to the Consumer Products sector. That area held the Fund’s top loser, The Boyd’s Collection, a collectibles company whose shares we sold in October on news that the firm was filing for reorganization under Chapter 11, ending a mostly dismal five-year experience with the stock. Another significant loser on a dollar basis was Willbros Group, a private contractor that provides construction, engineering and specialty services primarily to the oil and gas industry. While the company’s business mostly grew in 2005, the results of an internal investigation (itself the result of a previous shake-up in upper management) led the company to restate earnings for 2002, 2003, 2004 and the first two fiscal quarters of 2005. We sold some shares during 2005, but we held a position at the end of the year because by November the company seemed to have put a good deal of its difficulties behind it.
      Elsewhere in the Natural Resources sector, the news was mostly very positive. As the sector that holds the portfolio’s energy stocks, the dominant industry in the market for the 18-month period ended 12/31/05, this was hardly a surprise. It was the Fund’s top net-gaining sector in 2005, followed by Industrial Services, Industrial Products and Technology. In contrast to Natural Resources, the latter sector’s net gains for the year were somewhat unexpected, the result of a strong fourth-quarter comeback. We have owned shares of contract oil and gas well

Fourth Quarter 2005*			2.68%

July - December 2005*			10.66%

One-Year			8.41

Three-Year			22.83

Five-Year			12.50

10-Year			13.57

15-Year			15.22

Since Inception (11/26/86)			12.62
*Not annualized.

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2005	8.4%	1996	15.5%

2004	21.4	1995	21.1

2003	40.8	1994	0.1

2002	-15.6	1993	17.3

2001	15.2	1992	19.3

2000	16.6	1991	38.4

1999	11.7	1990	-13.8

1998	3.3	1989	18.3

1997	27.5	1988	22.7

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Alliance Capital Management Holding L.P.			1.9%

Ritchie Bros. Auctioneers			1.3

SEACOR Holdings			1.0

Apollo Investment			1.0

Simpson Manufacturing			0.9

Ash Grove Cement Company Cl.B			0.9

Cimarex Energy			0.9

Sotheby's Holdings Cl. A			0.9

Newport Corporation			0.8

Forward Air			0.8
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			22.5%

Industrial Products			17.1

Industrial Services			13.3

Financial Services			9.8

Natural Resources			9.4

Financial Intermediaries			8.8

Health			8.0

Consumer Services			5.8

Consumer Products			5.0

Utilities			0.2

Diversified Investment Companies			0.1

Miscellaneous			4.9

Bonds & Preferred Stocks			0.3

Cash and Cash Equivalents			16.1

12  |  THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

Performance and Portfolio Review

				PORTFOLIO DIAGNOSTICS
GOOD IDEAS THAT WORKED
driller Helmerich & Payne since 1998, though our experience with the firm goes all the way back to RVT’s inception. In 2005, the firm benefited from rising oil and gas prices, its own growing business and minimal damage in the aftermath of Katrina and Rita to its rigs located in the Gulf of Mexico. We reduced our position at rising share prices between February and October. Pharmaceutical company Elan Corporation ran into difficulties with a multiple sclerosis drug, Tysabri, that it produces with another firm, Biogen. Prospects for the drug’s eventual use began to improve during the fall, especially in the aftermath of an announcement in December that an FDA advisory panel would review the drug in March 2006. Its share price received a healthy shot based on
				Average Market Capitalization	$1,049 million
2005 Net Realized and Unrealized Gain
Helmerich & Payne	$4,642,059			Weighted Average P/E Ratio	19.9x*

Alliance Capital				Weighted Average P/B Ratio	2.2x
Management Holding L.P.	4,376,806
				Weighted Average Yield	0.9%
Energy Conversion Devices	3,305,802
				Fund Net Assets	$1,032 million
Plexus Corporation	3,267,758
				Turnover Rate	31%
Elan Corporation	3,196,564
				Net Leverage†	5%
this news. In Technology, Energy Conversion Devices saw its growing business and approach toward profitability interest investors. A newer position in the portfolio, we were drawn to its conservative balance sheet and interesting niche business of developing alternative energy products and technology. Plexus Corporation provides a variety of technological services, including product development, material procurement and distribution, for several industries.

				Symbol Market Price NAV	RVT XRVTX
		Its stock price rose in 2005 primarily because of improved earnings, but our overall experience with the company, which goes back to 2001, was still not profitable as of 12/31/05.	*	Excludes 15% of portfolio holdings with zero or negative earnings as of 12/31/05.
GOOD IDEAS AT THE TIME			†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, applicable to Common Stockholders.
2005 Net Realized and Unrealized Loss
Boyd’s Collection (The)	$2,259,734
				CAPITAL STRUCTURE
Willbros Group	2,248,754			Publicly Traded Securities Outstanding at
				12/31/05 at NAV or Liquidation Value
PXRE Group	2,040,250			54.7 million shares
				of Common Stock	$1,032 million
PRG-Schultz International	1,975,935
				5.90% Cumulative
MacDermid	1,967,852			Preferred Stock	$220 million

	RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05
		Average Annual Total Return	Standard Deviation	Return Efficiency*
	RVT (NAV)	22.8%	14.8	1.54

	S&P 600	22.4	14.0	1.60

	Russell 2000	22.1	15.3	1.44
*	Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of the Fund’s rights offerings.
[2] Reflects the actual market price of one share as it has traded on the NYSE.

THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 13

ROYCE MICRO-CAP TRUST

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/05
Manager’s Discussion
Royce Micro-Cap Trust (RMT) gained 6.8% on a net asset value (NAV) basis and 8.9% on a market price basis in 2005, in each case ahead of its small-cap benchmark, the Russell 2000, which was up 4.6% for the same period. When the stock market began to turn around following the interim small-cap market trough on 4/28/05, the Fund arrived a little late to the dance, but soon began to tear up the floor. RMT was up 8.6% on an NAV basis during the third quarter (+5.1% on a market price basis), outpacing the Russell 2000’s 4.7% return. NAV results cooled off in the fourth quarter. The Fund was down 0.3%, though its market price result was strong, up 8.8% versus 1.1% for the Russell 2000. The performance spread between RMT’s NAV and market price returns during the fourth quarter was the largest in eight years and third largest since the Fund’s inception in December 1993.
     While short-term outperformance is always welcome, we place much greater importance on long-term and market cycle NAV returns on an absolute and relative basis. Therefore, we were very pleased that the Fund beat the small-cap index from the small-cap market peak on 3/9/00 through 12/31/05, gaining 101.9% versus 19.7% for the Russell 2000. Arguably more impressive (though not any more significant) was RMT outperforming its small-cap benchmark from the small-cap market trough on 10/9/02 through 12/31/05 with a return of 133.7% versus a gain of 114.2% for the Russell 2000. In addition, the Fund was ahead of the small-cap index on both an NAV and market price basis for the one-, three-, five-, 10-year and since inception (12/14/93) periods ended 12/31/05. RMT’s average annual NAV total return since inception was 13.9%.
     Seven of the Fund’s 10 equity sectors posted net gains in 2005, with Natural Resources (home to RMT’s holdings in energy) and Industrial Products leading the way on a dollar basis. Energy stocks topped all other areas of the stock market for the year, so terrific performance for portfolio holdings in that industry was no surprise. We first built a position in domestic oil and gas company Gulfport Energy between March and August 2004, before its price began a significant climb. Rising oil and gas prices and increased production led to record earnings for the fiscal year 2004 and a surging share price in 2005. We sold off our remaining position in September after beginning to take gains at rising stock prices in May. Top-ten position Dril-Quip makes offshore drilling and production equipment. Its conservative balance sheet and solid earnings first attracted our interest in 1998. Rising oil and gas prices helped its earnings to improve, which in turn played a role in the company’s mostly soaring share price in 2005. We trimmed our position in January, August and September. The Fund’s top gainer in 2005 came from Industrial Products. Sun Hydraulics manufactures high-performance industrial valves and manifolds. Strong earnings seemed to attract investors. We were just as pleased by the firm’s decision to use profits to remove debt from an already strong balance sheet. We took some gains in February and July.
     The Fund’s largest sector, Technology, was a net loser in 2005. TransAct Technologies makes specialized parts and printers used to produce ATM receipts, lottery tickets and other items. A

Fourth Quarter 2005*			-0.31%

July - December 2005*			8.26

One-Year			6.75

Three-Year			25.38

Five-Year			15.96

10-Year			14.06

Since Inception (12/14/93)			13.94
*Not annualized.

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2005	6.8%	1999	12.7%

2004	18.7	1998	-4.1

2003	55.6	1997	27.1

2002	-13.8	1996	16.6

2001	23.4	1995	22.9

2000	10.9	1994	5.0

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

ASA Bermuda			1.5%

Transaction Systems Architects Cl. A			1.4

HomeFed Corporation			1.3

Universal Truckload Services			1.2

Abigail Adams National Bancorp			1.2

Seneca Foods			1.2

TriZetto Group (The)			1.1

Covansys Corporation			1.1

Pason Systems			1.0

Dril-Quip			1.0
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			25.4%

Industrial Products			16.0

Industrial Services			13.7

Health			14.7

Natural Resources			9.5

Financial Intermediaries			7.0

Consumer Products			5.7

Consumer Services			5.5

Financial Services			3.0

Diversified Investment Companies			2.1

Miscellaneous			4.8

Preferred Stock			0.5

Cash and Cash Equivalents			12.5

14  |  THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

Performance and Portfolio Review

			PORTFOLIO DIAGNOSTICS
GOOD IDEAS THAT WORKED
decline in domestic gambling early in 2005 hurt sales and sent its share price on a downward slope, which only grew steeper when the firm became embroiled in a patent dispute shortly afterward. We held a small position at the end of the year, mainly because the firm remains conservatively capitalized. We chose to hold a good-sized position in IT business consultant Sapient Corporation at the end of the year, in spite of difficult times for its stock price. Our view at year-end was that the firm possesses a strong balance sheet and an attractive core business. It also remained profitable in 2005, though its growth was slower than many investors seemed to expect. Two gainers in Technology were also top-ten holdings: The TriZetto
			Average Market Capitalization	$275 million
2005 Net Realized and Unrealized Gain
Sun Hydraulics	$2,185,808		Weighted Average P/E Ratio	19.2x*

Gulfport Energy	1,595,152		Weighted Average P/B Ratio	1.9x

Dril-Quip	1,473,127		Weighted Average Yield	0.8%

TriZetto Group (The)	1,388,940		Fund Net Assets	$294 million

PICO Holdings	1,360,942		Turnover Rate	46%

			Net Leverage†	8%
TriZetto Group, which creates specialized software and Internet portals to help healthcare firms improve their business procedures, benefited from strong earnings. Transaction processing software manufacturer Transaction Systems Architects made an acquisition of a similar business, restructured its business units for greater in-house efficiency and enjoyed steadily improving earnings. Outside the Technology sector, Aceto Corporation, a specialty chemical maker

			Symbol Market Price NAV	RMT XOTCX

and distributor, was plagued by declining growth rates, shrinking margins and plummeting pricing. We took some losses during 2005, but at December 31 still thought that a turnaround could eventually materialize.
		*	Excludes 17% of portfolio holdings with zero or negative earnings as of 12/31/05.
GOOD IDEAS AT THE TIME		†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, applicable to Common Stockholders.
2005 Net Realized and Unrealized Loss
Aceto Corporation	$1,625,478
			CAPITAL STRUCTURE
Sapient Corporation	1,110,000		Publicly Traded Securities Outstanding at
			12/31/05 at NAV or Liquidation Value
TransAct Technologies	1,057,956		21.9 million shares
			of Common Stock	$294 million
DiamondCluster International	1,011,354
			6.00% Cumulative
PRG-Schultz International	808,741		Preferred Stock	$60 million

	RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05
		Average Annual Total Return	Standard Deviation	Return Efficiency*
	RMT (NAV)	25.4%	15.3	1.66

	Russell 2000	22.1	15.3	1.44
*	Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO) and then reinvested distributions as indicated, and fully participated in the primary subscription of the 1994 rights offering.
[2] Reflects the actual market price of one share as it traded on the Nasdaq, and, beginning on 12/1/03, on the NYSE.

THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 15

ROYCE FOCUS TRUST

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/05
Manager’s Discussion
Although each of our closed-end funds enjoyed impressive second-half rebounds during 2005, the award for “2005’s Comeback Fund of the Year” would have to go to Royce Focus Trust (FUND). The Fund was up 13.3% on a net asset value (NAV) basis and 3.0% on a market price basis during 2005. FUND’s small-cap benchmark, the Russell 2000, was up 4.6% for the same period, giving the Fund the performance edge on an NAV basis, but trailing the small-cap benchmark on a market price basis. Although one would never know it by looking at the Fund’s negative second-quarter returns, the market began to rally following the interim small-cap market trough on 4/28/05. Still, FUND was able to overcome its tardy participation in the burgeoning rally with terrific third- and fourth-quarter returns on both an NAV and market price basis. The Fund gained 14.1% on an NAV basis and 16.3% on a market price basis compared to a 4.7% gain for the Russell 2000 during the third quarter. Although returns for stocks as a whole were generally lower in the fourth quarter, FUND gained 6.0% on an NAV basis and 5.7% on a market price basis, while the Russell 2000 was up 1.1%.
     While the Fund’s NAV performance in 2005 was warmly welcomed, our attention is more focused on market cycle and other long-term time periods, where we seek strong returns on both an absolute and relative basis. From the small-cap market peak on 3/9/00 through 12/31/05, FUND trounced the Russell 2000, up 158.3% versus 19.7% for the benchmark. The Fund also handily outpaced the small-cap index from the small-cap market trough on 10/9/02 through 12/31/05, up 171.6% versus 114.2%. Our value approach admittedly makes outperformance from market peaks somewhat unsurprising, but it’s understandable if a performance edge during a generally more bullish period raises an eyebrow or two. For our part, we were very pleased with the results for both periods. The Fund also outperformed the Russell 2000 on an NAV basis for the one-, three-, five-year and since inception of our management (11/1/96) periods ended 12/31/05, and beat the benchmark on a market price basis for each of these intervals except the one-year period. FUND’s average annual NAV total return since inception was 14.1%.
     Short-term performance is not something that we typically give much attention, but we were struck by how thoroughly the Fund’s results turned around in 2005’s second half. In the year’s first six months, eight of nine equity sectors showed net losses; for the 12-month period ended 12/31/05, only two were in the red. Of the six sectors that went from net losses to net gains, Natural Resources led, thanks to the ongoing dominance of energy stocks in the market as a whole, a move fueled by rising oil and natural gas prices. Canadian energy services company Trican Well Service manufactures piping and drilling equipment and provides oil well completion, maintenance and repair services. The firm posted record revenues and job activity in 2005’s fiscal third quarter, boosted by strong business in Canada and overseas. Even after taking gains at various times between March and December, it was a top-ten holding at December 31. We made similar trims beginning in April to another top-ten position, Ensign Energy Services, which provides contract well drilling and other services for the oil and natural

Fourth Quarter 2005*			5.98%

July - December 2005*			20.91

One-Year			13.31

Three-Year			31.22

Five-Year			16.82

Since Inception (11/1/96)†			14.12
* Not annualized.
† Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	RFT	Year	RFT

2005	13.3%	2000	20.9%

2004	29.2	1999	8.7

2003	54.3	1998	-6.8

2002	-12.5	1997	20.5

2001	10.0

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

New Zealand Government 6.50% Bond			4.8%

Athena Neurosciences Finance 7.25% Bond			4.1

IPSCO			3.8

Canadian Government 3.00% Bond			3.7

Endo Pharmaceuticals Holdings			3.2

Simpson Manufacturing			3.0

Glamis Gold			2.9

Ensign Energy Services			2.8

Thor Industries			2.8

Trican Well Service			2.7
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Industrial Products			21.8%

Natural Resources			19.8

Technology			11.9

Health			9.5

Consumer Products			6.3

Industrial Services			5.5

Financial Services			3.7

Financial Intermediaries			3.3

Consumer Services			3.3

Bonds			13.5

Treasuries, Cash and Cash Equivalents			18.9

16  |  THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

Performance and Portfolio Review

			PORTFOLIO DIAGNOSTICS
GOOD IDEAS THAT WORKED
gas industry, primarily in western Canada and the Rocky Mountain U.S. Its expanding business in South America contributed to its record third-quarter revenues in fiscal 2005.
     The bull market for energy stocks helped two holdings in the Industrial Products sector. Canadian steel producing and fabricating company IPSCO makes pipes for oil and gas drilling companies, which helped its share price to climb in 2005. We were drawn to its pristine balance sheet and steady earnings at a time during the summer of 2004 when steel prices were recovering. It was the Fund’s largest equity holding at the end of 2005. Pason Systems creates specialized software and other drilling instrumentation products for the oil and gas
			Average Market Capitalization	$1,600 million
2005 Net Realized and Unrealized Gain
Trican Well Service	$3,945,382		Weighted Average P/E Ratio	16.7x

IPSCO	2,759,583		Weighted Average P/B Ratio	2.9x

Elan Corporation	2,405,404		Weighted Average Yield	1.4%

Ensign Energy Services	2,346,857		Fund Net Assets	$143 million

U.S. Global Investors Cl. A	2,025,460		Turnover Rate	42%

			Net Leverage*	0%
industry. Its energy-related business, two-for-one stock split, positive cash flow, growing earnings and record fiscal third-quarter revenues all played a role in its soaring stock price during 2005.
     Net losses on the sector level came from Consumer Services and Industrial Services. In terms of individual positions, Lexicon Genetics posted the most significant dollar-based loss. The firm specializes in proprietary gene

			Symbol Market Price NAV	FUND XFUNX

knockout technology used in the treatment of diseases. Our high regard for the company’s business and its conservative capitalization led us to add to our stake in 2005, even as its growing revenues did little to attract other investors. With Hecla Mining Company, we chose to take our losses and move on. A rare loser among precious metals and mining companies in 2005, its business was hampered by exposure to a politically uncertain situation in Venezuela and rising mining costs.
		*	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.
GOOD IDEAS AT THE TIME
2005 Net Realized and Unrealized Loss
Lexicon Genetics	$1,311,698
			CAPITAL STRUCTURE
Hecla Mining Company	1,183,369		Publicly Traded Securities Outstanding at
			12/31/05 at NAV or Liquidation Value
Nu Skin Enterprises Cl. A	977,903		14.7 million shares
			of Common Stock	$143 million
Pier 1 Imports	899,300
			6.00% Cumulative
Orchid Cellmark	585,052		Preferred Stock	$25 million

	RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05
		Average Annual Total Return	Standard Deviation	Return Efficiency*
	FUND (NAV)	31.2%	16.2	1.93

	Russell 2000	22.1	15.3	1.44
*	Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

[1] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.
[2] Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions as indicated, and fully participated in the primary subscription of the 2005 rights offering.
[3] Reflects the actual market price of one share as it has traded on the Nasdaq.

THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 17

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
	History	Invested	Price*	Shares	Value**	Value**

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604

12/31/05		$21,922		7,409	$139,808	$148,773

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383

12/31/05		$8,900		3,125	$41,969	$45,500

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249

12/31/05		$7,044		2,173	$21,208	$20,709

*	Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distributions, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
**	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
18 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2006.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 19

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 104.9%			Restaurants and Lodgings - 0.9%
			Benihana Cl. Aa	6,600	$152,064
Consumer Products – 5.0%			CEC Entertainment[a,c]	121,400	4,132,456
Apparel and Shoes - 2.1%			IHOP Corporation	93,400	4,381,394
Brown Shoe Company	15,000	$636,450	Jack in the Box[a]	2,000	69,860
Columbia Sportswear Company[a,c]	34,600	1,651,458	Ryan’s Restaurant Group[a,c]	7,200	86,832
Jones Apparel Group	81,500	2,503,680	Steak n Shake Company (The)[a]	70,000	1,186,500
K-Swiss Cl. A	105,000	3,406,200
Oakley	94,900	1,394,081			10,009,106
Polo Ralph Lauren Cl. A	68,200	3,828,748
Tandy Brands Accessories	16,900	202,800	Retail Stores - 2.6%
Timberland Company Cl. Aa	60,000	1,953,000	BJ’s Wholesale Club[a,c]	30,100	889,756
Tommy Hilfiger[a]	50,000	812,000	Big Lots[a]	255,300	3,066,153
Weyco Group	307,992	5,882,647	CarMax [a,c]	103,000	2,851,040
			Children’s Place Retail Stores[a]	13,000	642,460
		22,271,064	Claire’s Stores	189,800	5,545,956
			†Cost Plus[a,c]	83,700	1,435,455
Collectibles - 0.1%			†DSW Cl. Aa,c	10,000	262,200
Enesco Group[a]	174,800	321,632	GameStop Corporation Cl. Aa,c	52,300	1,664,186
			†Gander Mountain Company[a,c]	53,300	315,536
Food/Beverage/Tobacco - 0.3%			Hot Topic[a]	86,400	1,231,200
Hain Celestial Group[a,c]	37,800	799,848	Krispy Kreme Doughnuts[a,c]	102,000	585,480
Hershey Creamery Company	709	1,418,000	†99 Cents Only Stores[a,c]	95,000	993,700
Lancaster Colony	16,900	626,145	Payless ShoeSource[a]	109,600	2,750,960
			Stein Mart	142,800	2,591,820
		2,843,993	Urban Outfitters[a]	47,000	1,189,570
			†West Marine[a,c]	31,100	434,778
Home Furnishing and Appliances - 0.2%			Wet Seal (The) Cl. Aa,c	162,000	719,280
Ethan Allen Interiors	35,800	1,307,774
La-Z-Boy	68,200	924,792			27,169,530

		2,232,566	Other Consumer Services - 1.9%
			Coinstar [a]	39,000	890,370
Publishing - 0.3%			Corinthian Colleges[a,c]	130,800	1,540,824
Scholastic Corporation[a]	130,000	3,706,300	ITT Educational Services[a]	106,000	6,265,660
			MoneyGram International	74,900	1,953,392
Sports and Recreation - 0.4%			Sotheby’s Holdings Cl. Aa	485,200	8,908,272
Coachmen Industries	47,700	563,337
Monaco Coach	161,050	2,141,965			19,558,518
Nautilus	2,000	37,320
Thor Industries	26,100	1,045,827	Total (Cost $44,149,071)		59,566,141

		3,788,449	Diversified Investment Companies – 0.1%
			Closed-End Mutual Funds - 0.1%
Other Consumer Products - 1.6%			Central Fund of Canada Cl. A	191,500	1,304,115
Blyth	14,700	307,965
Burnham Holdings Cl. B	36,000	770,400	Total (Cost $1,039,679)		1,304,115
Dorel Industries Cl. Ba,c	22,000	523,600
Fossil [a,c]	82,800	1,781,028	Financial Intermediaries – 8.8%
Lazare Kaplan International[a]	103,600	815,332	Banking - 3.0%
Leapfrog Enterprises[a,c]	175,000	2,038,750	BOK Financial	129,327	5,875,326
Matthews International Cl. A	166,000	6,044,060	†CFS Bancorp	260,000	3,718,000
RC2 Corporation[a]	132,600	4,709,952	Citizens Bancorp	3,500	73,675
			Exchange National Bancshares	50,400	1,486,800
		16,991,087	Farmers & Merchants Bank of Long Beach	1,266	7,241,520
			Heritage Financial	12,915	315,384
Total (Cost $32,481,446)		52,155,091	HopFed Bancorp	25,000	396,250
			Jefferson Bancshares	25,000	341,250
Consumer Services – 5.8%			Mechanics Bank	200	3,700,000
Direct Marketing - 0.1%			Mercantile Bankshares	20,000	1,128,800
†FTD Group[a]	50,000	519,500	NBC Capital	30,300	720,837
			NetBank	70,000	502,600
Leisure and Entertainment - 0.2%			Old Point Financial	20,000	590,000
Gemstar-TV Guide International[a]	201,100	524,871	Partners Trust Financial Group	100,000	1,205,000
Hasbro	50,000	1,009,000	Sun Bancorp[a]	42,000	829,500
Shuffle Master[a,c]	15,000	377,100	Tompkins Trustco	15,950	714,560
Steiner Leisure[a]	2,100	74,676

		1,985,647

Media and Broadcasting - 0.1%
Cox Radio Cl. Aa	23,000	323,840

20 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Apollo Investment	567,109	$10,168,264
Banking (continued)			BKF Capital Group	7,500	142,125
Whitney Holding	40,500	$1,116,180	Eaton Vance	140,400	3,841,344
Wilber Corporation	31,700	343,945	Federated Investors Cl. B	121,900	4,515,176
Wilmington Trust	31,000	1,206,210	GAMCO Investors Cl. A	168,600	7,339,158
Yadkin Valley Bank & Trust Company	3,800	55,860	MCG Capital	138,000	2,013,420
			MVC Capital	353,900	3,772,574
		31,561,697	National Financial Partners	22,000	1,156,100
			Nuveen Investments Cl. A	138,600	5,907,132
Insurance - 4.7%
Alleghany Corporation[a]	10,880	3,089,920			58,801,912
Argonaut Group[a,c]	99,600	3,263,892
Aspen Insurance Holdings	68,000	1,609,560	Other Financial Services - 0.8%
Commerce Group	44,500	2,548,960	CharterMac	59,600	1,262,328
Erie Indemnity Company Cl. A	139,900	7,442,680	Credit Acceptance[a,c]	60,000	966,000
IPC Holdings	27,000	739,260	†International Securities Exchange Cl. Aa,c	75,000	2,064,000
Leucadia National	43,221	2,051,269	†MarketAxess Holdings[a]	67,000	765,810
Markel Corporation[a,c]	4,200	1,331,610	Municipal Mortgage & Equity	40,300	1,040,949
Montpelier Re Holdings[a]	66,000	1,247,400	†Nasdaq Stock Market[a,c]	25,000	879,500
NYMAGIC	85,200	2,112,108	PRG-Schultz International[a]	247,000	150,670
Navigators Group[a]	83,200	3,628,352	Van der Moolen Holding ADR	21,000	149,940
Ohio Casualty	107,000	3,030,240	World Acceptance[a]	21,700	618,450
Phoenix Companies (The)	81,900	1,117,116
ProAssurance Corporation[a]	38,070	1,851,725			7,897,647
PXRE Group	166,551	2,158,501
RLI	99,724	4,973,236	Total (Cost $71,306,125)		101,182,165
21st Century Insurance Group	62,000	1,003,160
U.S.I. Holdings[a]	40,000	550,800	Health – 8.0%
Wesco Financial	7,740	2,979,900	Commercial Services - 0.9%
Zenith National Insurance	38,550	1,777,926	First Consulting Group[a]	560,900	3,292,483
			PAREXEL International[a]	313,700	6,355,562
		48,507,615
					9,648,045
Real Estate Investment Trusts - 0.1%
Gladstone Commercial	30,000	494,700	Drugs and Biotech - 2.7%
			Affymetrix [a,c]	49,100	2,344,525
Securities Brokers - 0.9%			Andrx Corporation[a,c]	34,900	574,803
E*TRADE Financial[a]	152,400	3,179,064	Antigenics [a,c]	99,300	472,668
First Albany	350,100	2,433,195	Cephalon [a,c]	4,900	317,226
Investment Technology Group[a]	30,400	1,077,376	Cerus Corporation[a]	21,700	220,255
Knight Capital Group Cl. Aa,c	229,700	2,271,733	†Connetics Corporation[a,c]	14,300	206,635
			DUSA Pharmaceuticals[a,c]	79,700	858,369
		8,961,368	Elan Corporation ADR[a,c]	292,100	4,068,953
			Endo Pharmaceuticals Holdings[a,c]	256,200	7,752,612
Other Financial Intermediaries - 0.1%			Gene Logic[a]	365,000	1,222,750
Archipelago Holdings[a,c]	17,400	865,998	Hi-Tech Pharmacal[a]	1,100	48,719
			†Hollis-Eden Pharmaceuticals[a,c]	44,000	212,960
Total (Cost $55,982,131)		90,391,378	Human Genome Sciences[a,c]	90,000	770,400
			†K-V Pharmaceutical Company Cl. Aa	47,000	968,200
Financial Services – 9.8%			†Medicines Company (The)[a,c]	20,000	349,000
Information and Processing - 2.2%			Millennium Pharmaceuticals[a,c]	100,000	970,000
Advent Software[a]	116,800	3,376,688	†Myriad Genetics[a,c]	50,000	1,040,000
eFunds Corporation[a,c]	126,875	2,973,950	Perrigo Company	186,750	2,784,442
FactSet Research Systems	35,350	1,455,006	†QLT[a,c]	1,000	6,360
Global Payments	137,000	6,385,570	†SFBC International[a,c]	10,000	160,100
Interactive Data	134,300	3,049,953	Shire ADR	20,853	808,888
SEI Investments Company	141,200	5,224,400	†Telik[a,c]	73,000	1,240,270
			†VIVUS[a]	163,300	483,368
		22,465,567
					27,881,503
Insurance Brokers - 1.1%
Crawford & Company Cl. A	289,200	1,677,360	Health Services - 1.2%
Crawford & Company Cl. B	162,300	934,848	Albany Molecular Research[a]	85,000	1,032,750
Gallagher (Arthur J.) & Company	111,200	3,433,856	Covance [a,c]	52,700	2,558,585
Hilb Rogal & Hobbs Company	155,050	5,970,975	†Cross Country Healthcare[a]	30,000	533,400
			Eclipsys Corporation[a,c]	20,000	378,600
		12,017,039	Gentiva Health Services[a]	30,150	444,411

Investment Management - 5.7%
Alliance Capital Management Holding L.P.	353,100	19,946,619

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 21

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

Health (continued)			C & D Technologies	345,700	$2,634,234
Health Services (continued)			Donaldson Company	92,800	2,951,040
HMS Holdings[a]	50,000	$382,500	†GrafTech International[a,c]	155,000	964,100
Lincare Holdings[a,c]	34,600	1,450,086	Intermagnetics General[a,c]	4,350	138,765
MedQuist[a]	73,893	897,800	PerkinElmer	135,000	3,180,600
National Home Health Care	20,000	195,200	Powell Industries[a,c]	92,400	1,659,504
On Assignment[a]	425,400	4,641,114	Woodhead Industries	45,400	629,698
Quovadx[a]	3,000	7,230
					16,454,881
		12,521,676
			Machinery - 5.5%
Medical Products and Devices - 2.9%			Baldor Electric	62,900	1,613,385
Allied Healthcare Products[a]	197,700	1,134,798	Coherent[a,c]	238,500	7,078,680
Arrow International	195,728	5,674,155	Federal Signal	58,600	879,586
ArthroCare Corporation[a,c]	10,000	421,400	Franklin Electric	84,200	3,329,268
Bruker BioSciences[a]	380,200	1,847,772	Graco	96,825	3,532,176
CONMED Corporation[a]	81,500	1,928,290	Hardinge	309,300	5,335,425
Datascope	12,000	396,600	IDEX Corporation	36,000	1,479,960
Diagnostic Products	25,000	1,213,750	Lincoln Electric Holdings	203,680	8,077,949
IDEXX Laboratories[a,c]	79,000	5,686,420	National Instruments	56,400	1,807,620
Invacare Corporation	88,000	2,771,120	Nordson Corporation	172,200	6,975,822
Novoste Corporation[a]	16,625	37,074	PAXAR Corporation[a,c]	273,100	5,360,953
STERIS Corporation	98,600	2,466,972	†Rofin-Sinar Technologies[a]	128,000	5,564,160
Thoratec Corporation[a]	2,000	41,380	T-3 Energy Services[a]	128,110	1,243,436
Varian Medical Systems[a]	61,600	3,100,944	UNOVA[a,c]	3,000	101,400
Young Innovations	62,550	2,131,704	Woodward Governor Company	51,600	4,438,116
Zoll Medical[a]	20,200	508,838
					56,817,936
		29,361,217
			Metal Fabrication and Distribution - 2.1%
Personal Care - 0.3%			Commercial Metals Company	36,000	1,351,440
Helen of Troy[a,c]	86,600	1,395,126	CompX International Cl. A	292,300	4,682,646
Inter Parfums	500	8,980	IPSCO	14,500	1,203,210
Nutraceutical International[a]	22,800	308,940	Kaydon Corporation	208,700	6,707,618
†USANA Health Sciences[a,c]	39,000	1,496,040	NN	127,100	1,347,260
			†Novamerican Steel[a]	10,800	425,099
		3,209,086	Oregon Steel Mills[a,c]	158,100	4,651,302
			Schnitzer Steel Industries Cl. A	34,000	1,040,060
Total (Cost $55,353,224)		82,621,527
					21,408,635
Industrial Products – 17.1%
Automotive - 0.8%			Paper and Packaging - 0.1%
CLARCOR	83,500	2,480,785	Peak International[a]	408,400	1,082,260
LKQ Corporation[a]	128,000	4,431,360
Quantam Fuel Systems Technologies			Pumps, Valves and Bearings - 0.2%
Worldwide[a,c]	15,500	41,540	Conbraco Industries[a]	7,630	2,151,660
Superior Industries International	52,000	1,157,520
			Specialty Chemicals and Materials - 1.8%
		8,111,205	Aceto Corporation	1,050	6,909
			Bairnco Corporation	43,000	374,960
Building Systems and Components - 1.3%			Balchem Corporation	7,500	223,575
Decker Manufacturing	6,022	216,792	CFC International[a]	99,000	1,390,059
Preformed Line Products Company	91,600	3,919,564	Cabot Corporation	56,500	2,022,700
Simpson Manufacturing	250,800	9,116,580	Hawkins	206,878	2,894,223
			Lydall[a]	35,500	289,325
		13,252,936	MacDermid	259,831	7,249,285
			Schulman (A.)	183,100	3,940,312
Construction Materials - 1.6%			Sensient Technologies	22,000	393,800
Ash Grove Cement Company Cl. B	50,518	9,093,240
ElkCorp	48,000	1,615,680			18,785,148
Florida Rock Industries	25,475	1,249,803
Heywood Williams Group[a]	958,837	1,670,301	Textiles - 0.1%
Synalloy Corporation[a,b]	345,000	3,610,080	Unifi[a]	165,100	501,904

		17,239,104	Other Industrial Products - 2.0%
			Brady Corporation Cl. A	228,800	8,277,984
Industrial Components - 1.6%			Diebold	85,000	3,230,000
AMETEK	86,000	3,658,440	Kimball International Cl. B	437,380	4,649,349
Barnes Group	2,000	66,000
Bel Fuse Cl. A	22,900	572,500

22 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Printing - 0.1%
Other Industrial Products (continued)			Bowne & Co.	68,100	$1,010,604
Maxwell Technologies[a]	21,500	$304,655
Myers Industries	30,499	444,675	Transportation and Logistics - 3.8%
Peerless Manufacturing[a,b]	158,600	2,775,500	Alexander & Baldwin	60,000	3,254,400
Steelcase Cl. A	50,000	791,500	Atlas Air Worldwide Holdings[a]	29,000	1,290,500
			C. H. Robinson Worldwide	80,000	2,962,400
		20,473,663	Continental Airlines Cl. Ba,c	100,000	2,130,000
			EGL[a,c]	123,125	4,625,806
Total (Cost $105,116,347)		176,279,332	Forward Air	234,750	8,603,587
			Frozen Food Express Industries[a,c]	286,635	3,161,584
Industrial Services – 13.3%			Hub Group Cl. Aa	87,200	3,082,520
Advertising and Publishing - 0.7%			Landstar System	11,200	467,488
Interpublic Group of Companies[a]	510,000	4,921,500	Patriot Transportation Holding[a]	96,300	6,247,944
†Lamar Advertising Company Cl. Aa	24,000	1,107,360	UTI Worldwide	35,000	3,249,400
ValueClick[a,c]	45,000	814,950
					39,075,629
		6,843,810
			Other Industrial Services - 0.5%
Commercial Services - 4.7%			Landauer	117,900	5,434,011
ABM Industries	134,800	2,635,340
Aaron Rents	4,500	94,860	Total (Cost $78,612,248)		137,016,560
Allied Waste Industries[a]	188,800	1,650,112
BB Holdings	194,900	1,319,473	Natural Resources – 9.4%
Central Parking	18,300	251,076	Energy Services - 3.1%
Convergys Corporation[a]	121,000	1,917,850	Atwood Oceanics[a,c]	14,700	1,147,041
Copart[a,c]	158,100	3,645,786	Carbo Ceramics	148,400	8,387,568
†First Advantage Cl. Aa,c	5,000	133,550	Core Laboratories[a,c]	10,000	373,600
Hewitt Associates Cl. Aa,c	104,000	2,913,040	ENSCO International	6,443	285,747
Iron Mountain[a,c]	181,175	7,649,209	Global Industries[a]	54,500	618,575
†Laureate Education[a,c]	75,000	3,938,250	Hanover Compressor Company[a,c]	160,000	2,257,600
Learning Tree International[a,c]	53,400	685,122	Helmerich & Payne	62,300	3,856,993
MPS Group[a]	564,600	7,718,082	Input/Output[a]	669,100	4,703,773
Manpower	105,800	4,919,700	Key Energy Services[a]	10,000	134,700
Monster Worldwide[a]	64,000	2,612,480	TETRA Technologies[a,c]	43,000	1,312,360
New Horizons Worldwide[a]	228,600	157,734	Tidewater	14,000	622,440
RemedyTemp Cl. Aa	160,700	1,486,475	Universal Compression Holdings[a,c]	105,000	4,317,600
Renaissance Learning	15,000	283,650	Veritas DGC[a]	5,000	177,450
Reynolds & Reynolds Company Cl. A	27,000	757,890	W-H Energy Services[a]	33,800	1,118,104
Rollins	130,500	2,572,155	Willbros Group[a,c]	207,600	2,997,744
Spherion Corporation[a]	53,000	530,530
TRC Companies[a]	3,600	39,420			32,311,295
Viad Corporation	9,025	264,703
†Wright Express[a,c]	30,000	660,000	Oil and Gas - 3.2%
			†Bill Barrett[a,c]	50,000	1,930,500
		48,836,487	Cimarex Energy[a]	208,990	8,988,660
			Houston Exploration Company (The)[a,c]	50,000	2,640,000
Engineering and Construction - 1.4%			Penn Virginia	23,300	1,337,420
Dycom Industries[a,c]	66,000	1,452,000	Pioneer Drilling Company[a,c]	65,800	1,179,794
Fleetwood Enterprises[a]	234,300	2,893,605	Plains Exploration & Production Company[a,c]	76,500	3,039,345
†Foster Wheeler[a]	21,000	772,380	Pogo Producing Company	1,700	84,677
Insituform Technologies Cl. Aa,c	174,300	3,376,191	Remington Oil & Gas[a]	78,500	2,865,250
Jacobs Engineering Group[a]	10,000	678,700	SEACOR Holdings[a,c]	153,500	10,453,350
Washington Group International[c]	100,000	5,297,000	Stone Energy[a]	18,500	842,305

		14,469,876			33,361,301

Food and Tobacco Processors - 0.4%			Precious Metals and Mining - 2.2%
MGP Ingredients	216,400	2,553,520	Agnico-Eagle Mines	66,500	1,314,040
Seneca Foods Cl. Aa	59,400	1,143,450	†Apex Silver Mines[a]	38,500	612,150
Seneca Foods Cl. Ba	10,900	198,925	Bema Gold[a]	300,000	873,000
			Etruscan Resources[a]	675,900	930,311
		3,895,895	Gammon Lake Resources[a]	206,300	2,454,970
			Glamis Gold[a]	237,000	6,512,760
Industrial Distribution - 1.7%			Golden Star Resources[a]	135,000	356,400
Central Steel & Wire	5,634	3,222,648	Hecla Mining Company[a]	598,000	2,427,880
Ritchie Bros. Auctioneers	310,400	13,114,400	IAMGOLD Corporation	220,000	1,720,400
Strategic Distribution[a]	115,000	1,113,200

		17,450,248

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 23

ROYCE VALUE TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

Natural Resources (continued)			Vishay Intertechnology[a,c]	186,000	$2,559,360
Precious Metals and Mining (continued)			Western Digital[a,c]	5,000	93,050
†Ivanhoe Mines[a,c]	140,000	$1,006,600	Zebra Technologies Cl. Aa	76,525	3,279,096
Meridian Gold[a,c]	128,500	2,810,295
Miramar Mining[a]	245,000	612,500			71,794,622
†Pan American Silver[a,c]	46,000	866,180
Stillwater Mining Company[a,c]	10,780	124,725	Distribution - 1.9%
			Agilysys	165,125	3,008,578
		22,622,211	Anixter International	78,900	3,086,568
			Benchmark Electronics[a]	138,800	4,667,844
Real Estate - 0.7%			Brightpoint[a,c]	33,500	928,955
Alico	27,000	1,220,130	†Solectron Coporation[a]	1,140,000	4,172,400
CB Richard Ellis Group Cl. Aa	70,000	4,119,500	Tech Data[a,c]	86,500	3,432,320
Consolidated-Tomoka Land	13,564	961,688
Trammell Crow Company[a,c]	46,500	1,192,725			19,296,665

		7,494,043	Internet Software and Services - 1.1%
			†Arbinet-thexchange[a,c]	87,200	611,272
Other Natural Resources - 0.2%			CNET Networks[a,c]	155,400	2,282,826
PICO Holdings[a]	55,200	1,780,752	CryptoLogic	137,000	2,683,830
			CyberSource Corporation[a,c]	10,000	66,000
Total (Cost $57,309,057)		97,569,602	†eResearch Technology[a,c]	72,000	1,087,200
			†Internet Security Systems[a]	40,000	838,000
Technology – 22.5%			Lionbridge Technologies[a]	37,500	263,250
Aerospace and Defense - 0.8%			†RSA Security[a,c]	14,000	157,220
Allied Defense Group (The)[a]	45,700	1,040,589	RealNetworks[a,c]	245,400	1,904,304
Armor Holdings[a,c]	33,000	1,407,450	S1 Corporation[a,c]	20,000	87,000
Astronics Corporation[a]	52,400	555,440	Satyam Computer Services ADR	20,000	731,800
Ducommun[a]	117,200	2,503,392	†SupportSoft[a]	170,000	717,400
Herley Industries[a]	2,000	33,020
Hexcel Corporation[a,c]	72,800	1,314,040			11,430,102
Integral Systems	49,800	939,228
			IT Services - 4.0%
		7,793,159	answerthink[a]	655,000	2,783,750
			BearingPoint[a,c]	649,000	5,101,140
Components and Systems - 7.0%			Black Box	47,000	2,226,860
Adaptec[a,c]	167,000	971,940	CACI International Cl. Aa	10,000	573,800
American Power Conversion	151,200	3,326,400	CGI Group Cl. Aa	136,700	1,101,802
Analogic Corporation	40,900	1,957,065	CIBER[a,c]	10,000	66,000
Belden CDT	57,800	1,412,054	†Cogent Communications Group[a,c]	55,000	301,950
Checkpoint Systems[a]	52,000	1,281,800	Computer Task Group[a]	101,100	399,345
Dionex Corporation[a]	81,000	3,975,480	Covansys Corporation[a]	238,900	3,251,429
†Electronics for Imaging[a,c]	25,000	665,250	DiamondCluster International[a]	80,400	638,376
†Energy Conversion Devices[a,c]	146,300	5,961,725	Forrester Research[a]	40,300	755,625
Excel Technology[a,c]	168,500	4,006,930	Gartner Cl. Aa	126,000	1,625,400
Hutchinson Technology[a,c]	42,800	1,217,660	Keane[a]	443,000	4,877,430
Imation Corporation	15,700	723,299	MAXIMUS	127,900	4,692,651
InFocus Corporation[a]	245,800	985,658	Perot Systems Cl. Aa	165,100	2,334,514
KEMET Corporation[a]	95,600	675,892	Sapient Corporation[a,c]	731,602	4,162,815
Kronos[a]	38,775	1,623,121	Syntel	152,679	3,180,304
Methode Electronics	50,000	498,500	TriZetto Group (The)[a,c]	215,200	3,656,248
Metrologic Instruments[a,c]	15,000	288,900
Newport Corporation[a,c]	642,200	8,695,388			41,729,439
†On Track Innovations[a,c]	40,000	547,200
Perceptron[a]	397,400	2,813,592	Semiconductors and Equipment - 2.3%
Plexus Corporation[a,c]	325,700	7,406,418	BE Semiconductor Industries[a,c]	58,000	269,700
Power-One[a]	10,000	60,200	Brooks Automation[a]	53,000	664,090
REMEC[a]	143,387	182,101	Cabot Microelectronics[a]	131,200	3,848,096
Radiant Systems[a]	32,500	395,200	CEVA[a]	31,666	198,229
Richardson Electronics	201,000	1,457,250	Cognex Corporation	55,300	1,663,977
SafeNet[a,c]	36,240	1,167,653	Conexant Systems[a,c]	11,980	27,075
Symbol Technologies	99,389	1,274,167	Credence Systems[a,c]	53,600	373,056
TTM Technologies[a]	221,400	2,081,160	Cymer[a,c]	14,500	514,895
Technitrol	322,400	5,513,040	DSP Group[a]	115,000	2,881,900
Tektronix	159,680	4,504,573	DTS[a]	64,100	948,680
†UQM Technologies[a,c]	50,000	193,500	Exar Corporation[a]	181,976	2,278,340

24 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Utilities – 0.2%
Semiconductors and Equipment (continued)			CH Energy Group	44,500	$2,042,550
Fairchild Semiconductor			Southern Union[a]	11,576	273,541
International Cl. Aa,c	51,200	$865,792
†International Rectifier[a,c]	20,000	638,000	Total (Cost $2,127,413)		2,316,091
Intevac[a,c]	57,450	758,340
Kulicke & Soffa Industries[a,c]	105,800	935,272	Miscellaneous (e) – 4.9%
MEMC Electronic Materials[a,c]	36,000	798,120	Total (Cost $47,892,514)		50,516,897
Novellus Systems[a,c]	53,800	1,297,656
OmniVision Technologies[a]	38,800	774,448	TOTAL COMMON STOCKS
†Sanmina-SCI Corporation[a]	100,000	426,000	(Cost $722,347,336)		1,082,864,290
Semitool[a]	50,000	544,000
Silicon Storage Technology[a]	88,900	448,945	PREFERRED STOCKS – 0.2%
Staktek Holdings[a]	184,700	1,374,168	Aristotle Corporation 11.00% Conv.	4,800	37,440
Veeco Instruments[a]	65,000	1,126,450	†Seneca Foods Conv.[a]	100	1,900
			†Seneca Foods Conv.[a,d]	85,000	1,472,625
		23,655,229
			TOTAL PREFERRED STOCKS
Software - 2.8%			(Cost $1,311,958)		1,511,965
Adobe Systems	71,207	2,631,811
ANSYS[a,c]	20,000	853,800		PRINCIPAL
Aspen Technology[a]	27,100	212,735		AMOUNT
Business Objects ADR[a]	20,500	828,405	CORPORATE BONDS – 0.1%
†Dendrite International[a,c]	35,000	504,350	†Athena Neurosciences Finance 7.25%
iPass[a,c]	268,400	1,760,704	Senior Note due 2/21/08	$1,000,000	976,250
JDA Software Group[a]	99,900	1,699,299	Dixie Group 7.00%
MRO Software[a,c]	46,000	645,840	Conv. Sub. Deb. due 5/15/12	445,000	427,200
ManTech International Cl. Aa,c	119,400	3,326,484
Manugistics Group[a,c]	49,200	86,100	TOTAL CORPORATE BONDS
Novell[a]	20,000	176,600	(Cost $1,213,707)		1,403,450
PLATO Learning[a]	149,642	1,188,157
Progress Software[a]	30,500	865,590	REPURCHASE AGREEMENTS – 16.2%
SPSS[a]	179,600	5,555,028	State Street Bank & Trust Company,
Sybase[a,c]	82,600	1,805,636	4.10% dated 12/30/05, due 1/3/06,
Transaction Systems Architects Cl. Aa	203,150	5,848,689	maturity value $82,000,339 (collateralized
†Verint Systems[a,c]	40,000	1,378,800	by obligations of various U.S. Government
			Agencies, valued at $84,015,178)
		29,368,028	(Cost $81,963,000)		81,963,000

Telecommunications - 2.6%			Lehman Brothers (Tri-Party),
ADTRAN	65,000	1,933,100	4.05% dated 12/30/05, due 1/3/06,
Broadwing Corporation[a]	1,000	6,050	maturity value $85,038,250 (collateralized
Catapult Communications[a,c]	75,100	1,110,729	by obligations of various U.S. Government
†China Techfaith Wireless Communication			Agencies, valued at $86,742,959)
Technology ADR[a,c]	100,000	1,349,990	(Cost $85,000,000)		85,000,000
Covad Communications Group[a,c]	35,000	34,300
Foundry Networks[a,c]	373,400	5,156,654	TOTAL REPURCHASE AGREEMENTS
Globecomm Systems[a,c]	233,700	1,441,929	(Cost $166,963,000)		166,963,000
IDT Corporation[a]	25,000	289,000
IDT Corporation Cl. Ba,c	65,000	760,500	COLLATERAL RECEIVED FOR SECURITIES LOANED – 7.1%
Level 3 Communications[a,c]	200,000	574,000	U.S. Treasury Bonds
PECO IIa,c	93,600	167,544	5.25%-8.125% due 8/15/19-5/15/30		286,945
Polycom[a,c]	95,000	1,453,500	Money Market Funds
Scientific-Atlanta	117,300	5,052,111	State Street Navigator Securities Lending
Time Warner Telecom Cl. Aa,c	179,000	1,763,150	Prime Portfolio		73,215,181
Tollgrade Communications[a]	20,000	218,600
†USA Mobility[c]	84,500	2,342,340	TOTAL COLLATERAL RECEIVED FOR
West Corporation[a]	75,000	3,161,250	SECURITIES LOANED
†Yak Communications[a,c]	20,000	63,400	(Cost $73,502,126)		73,502,126

		26,878,147

Total (Cost $170,978,081)		231,945,391

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 25

ROYCE VALUE TRUST	DECEMBER 31, 2005

Schedule of Investments

VALUE
TOTAL INVESTMENTS – 128.5%
(Cost $965,338,127)	$1,326,244,831

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.2)%	(74,124,745)

PREFERRED STOCK – (21.3)%	(220,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%	$1,032,120,086

[a]	Non-income producing.
[b]	At December 31, 2005, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated
Company as that term is defined in the Investment Company Act of 1940.
[c]	A portion of these securities were on loan at December 31, 2005. Total market value of loaned securities at December 31, 2005 was $71,476,901.
[d]	A security for which market quotations are no longer readily available represents 0.1% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.
[e]	Includes securities first acquired in 2005 and less than 1% of net assets applicable to Common Stockholders.
†	New additions in 2005.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2005 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $967,562,248. At December 31, 2005, net unrealized appreciation for all securities was $358,682,583, consisting of aggregate gross unrealized appreciation of $390,700,568 and aggregate gross unrealized depreciation of $32,017,985. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and unrealized gains on investments in Passive Foreign Investment Companies.

26 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST	DECEMBER 31, 2005

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliates (Cost $795,757,459)	$1,152,896,251
Affiliated Companies (Cost $2,617,668)	6,385,580

Total investments at value	1,159,281,831
Repurchase agreements (at cost and value)	166,963,000
Cash	1,137,297
Receivable for investments sold	4,883,179
Receivable for dividends and interest	782,662
Prepaid expenses	29,550

Total Assets	1,333,077,519

LIABILITIES:
Payable for collateral on loaned securities	73,502,126
Payable for investments purchased	5,583,642
Payable for investment advisory fee	1,204,581
Preferred dividends accrued but not yet declared	288,452
Accrued expenses	378,632

Total Liabilities	80,957,433

PREFERRED STOCK:
5.90% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,032,120,086

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 54,710,798 shares outstanding (150,000,000 shares authorized)	$664,322,777
Undistributed net investment income (loss)	321,412
Accumulated net realized gain (loss) on investments	6,857,642
Net unrealized appreciation (depreciation) on investments	360,906,704
Preferred dividends accrued but not yet declared	(288,449)

Net Assets applicable to Common Stockholders (net asset value per share – $18.87)	$1,032,120,086

*Investments at identified cost (including $73,502,126 of collateral on loaned securities)	$798,375,127

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 27

ROYCE VALUE TRUST	YEAR ENDED DECEMBER 31, 2005

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$11,526,693
Interest	2,999,575
Securities lending	297,885

Total income	14,824,153

Expenses:
Investment advisory fees	13,360,367
Stockholder reports	478,219
Custody and transfer agent fees	275,453
Directors’ fees	114,805
Administrative and office facilities expenses	99,404
Professional fees	54,394
Other expenses	120,099

Total expenses	14,502,741

Net investment income (loss)	321,412

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	104,573,195
Affiliated Companies	(5,394,384)
Net change in unrealized appreciation (depreciation) on investments	(4,983,024)

Net realized and unrealized gain (loss) on investments	94,195,787

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	94,517,199

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$81,537,199

28 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE VALUE TRUST

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/05	12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$321,412	$(4,450,007)
Net realized gain (loss) on investments	99,178,811	108,080,947
Net change in unrealized appreciation (depreciation) on investments	(4,983,024)	87,658,900

Net increase (decrease) in net assets resulting from investment operations	94,517,199	191,289,840

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net realized gain on investments	(12,980,000)	(12,980,000)

Total distributions to Preferred Stockholders	(12,980,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	81,537,199	178,309,840

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net realized gain on investments	(85,780,292)	(78,920,089)

Total distributions to Common Stockholders	(85,780,292)	(78,920,089)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	43,058,750	43,141,563

Total capital stock transactions	43,058,750	43,141,563

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	38,815,657	142,531,314

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	993,304,429	850,773,115

End of year (including undistributed net investment income of $321,412 at 12/31/05)	$1,032,120,086	$993,304,429

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 29

ROYCE VALUE TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2005	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$18.95	$17.03	$13.22	$17.31	$16.56

INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(0.08)	(0.05)	(0.02)	0.05
Net realized and unrealized gain (loss) on investments	1.75	3.81	5.64	(2.25)	2.58

Total investment operations	1.76	3.73	5.59	(2.27)	2.63

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	–	(0.01)	(0.01)
Net realized gain on investments	(0.24)	(0.26)	(0.26)	(0.28)	(0.30)

Total distributions to Preferred Stockholders	(0.24)	(0.26)	(0.26)	(0.29)	(0.31)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.52	3.47	5.33	(2.56)	2.32

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–	–	(0.07)	(0.05)
Net realized gain on investments	(1.61)	(1.55)	(1.30)	(1.44)	(1.44)

Total distributions to Common Stockholders	(1.61)	(1.55)	(1.30)	(1.51)	(1.49)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	0.01	0.00	(0.00)	(0.02)	(0.08)
Effect of rights offering and Preferred Stock offering	–	–	(0.22)	–	–

Total capital stock transactions	0.01	0.00	(0.22)	(0.02)	(0.08)

NET ASSET VALUE, END OF PERIOD	$18.87	$18.95	$17.03	$13.22	$17.31

MARKET VALUE, END OF PERIOD	$20.08	$20.44	$17.21	$13.25	$15.72

TOTAL RETURN (a):
Market Value	6.95%	29.60%	41.96%	(6.87)%	20.03%
Net Asset Value	8.41%	21.42%	40.80%	(15.61)%	15.23%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.49%	1.51%	1.49%	1.72%	1.61%
Management fee expense	1.37%	1.39%	1.34%	1.56%	1.45%
Other operating expenses	0.12%	0.12%	0.15%	0.16%	0.16%
Net investment income (loss)	0.03%	(0.50)%	(0.36)%	(0.09)%	0.35%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$1,032,120	$993,304	$850,773	$560,776	$689,141
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000	$220,000	$220,000	$160,000	$160,000
Portfolio Turnover Rate	31%	30%	23%	35%	30%
PREFERRED STOCK:
Total shares outstanding	8,800,000	8,800,000	8,800,000	6,400,000	6,400,000
Asset coverage per share	$142.29	$137.88	$121.68	$112.62	$132.68
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
5.90% Cumulative	$24.75	$24.50	$25.04	–	–
7.80% Cumulative	–	–	$25.87	$26.37	$25.70
7.30% Tax-Advantaged Cumulative	–	–	$25.53	$25.82	$25.37

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.22%, 1.21%, 1.19%, 1.38% and 1.30% for the periods ended December 31, 2005, 2004, 2003, 2002 and 2001, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.62%, 1.82% and 1.65% for the periods ended December 31, 2003, 2002 and 2001, respectively.
(d)	The average of month-end market values during the period that the Preferred Stock was outstanding.

30 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

ROYCE VALUE TRUST	DECEMBER 31, 2005

Notes to Financial Statements

Summary of Significant Accounting Policies:
      Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarterend NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
      The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

 Securities Lending:
      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

 Capital Stock:
      The Fund issued 2,294,908 and 2,459,541 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2005 and 2004, respectively.

THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 31

ROYCE VALUE TRUST

Notes to Financial Statements (continued)

      At December 31, 2005, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. Commencing October 9, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
      The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the

“performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
       Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
       Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
       For the 12 rolling 60-month periods ending in 2005, the investment performance of the Fund exceeded the investment performance of the S&P 600 by 7% to 23%. Accordingly, the investment advisory fee consisted of a Basic Fee of $9,219,099 and an upward adjustment of $4,141,268 for performance of the Fund above that of the S&P 600. For the year ended December 31, 2005, the Fund accrued and paid Royce advisory fees totaling $13,360,367.
       The Fund paid Legg Mason Wood Walker, Incorporated, (“Legg Mason”), an affiliate of Royce, $4,408 in brokerage commissions for security transactions during the year ended December 31, 2005.

32 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

Distributions to Stockholders:
    The tax character of distributions paid to stockholders during 2005 and 2004 was as follows:

Distributions paid from:	2005	2004
Ordinary income	$11,811,731	$—
Long-term capital gain	86,948,561	91,900,089

	$98,760,292	$91,900,089

    As of December 31, 2005, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income	$1,599,418
Undistributed long-term capital gain	7,803,757
Unrealized appreciation	358,682,583
Accrued preferred distributions	(288,449)

$367,797,309

    The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral on wash sales and the unrealized gains on investments in Passive Foreign Investment Companies.

    For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2005, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$—	$(178,960)	$178,960

Purchases and Sales of Investment Securities:
    For the year ended December 31, 2005, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $350,628,407 and $495,640,973, respectively.

Transactions in Shares of Affiliated Companies:
    An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2005:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/04	12/31/04	Purchases	Sales	Gain (Loss)	Income	12/31/05	12/31/05

Falcon Products*	941,600	$197,736	–	$5,418,871	$(5,394,384)	–
Peerless Manufacturing	158,600	2,299,700	–	–	–	–	158,600	$2,775,500
Synalloy Corporation	345,000	3,415,500	–	–		–	345,000	3,610,080

		$5,912,936			$(5,394,384)	–		$6,385,580

* Not an Affiliated Company at December 31, 2005.
THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 33

ROYCE VALUE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Value Trust, Inc.

     We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc. (“Fund”), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, PA
January 20, 2006
34 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2005

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 107.4%			Restaurants and Lodgings - 0.1%
			Benihana Cl. Aa	800	$18,432
Consumer Products – 5.7%			California Pizza Kitchen[a,b]	2,100	67,137
Apparel and Shoes - 2.4%
†Cherokee	42,300	$1,454,697			85,569
Delta Apparel	146,400	2,276,520
†Hartmarx Corporation[a,b]	50,000	390,500	Retail Stores - 4.3%
Kleinert’sa,d	14,200	0	†A.C. Moore Arts & Crafts[a,b]	7,600	110,580
Steven Madden	14,500	423,835	America’s Car-Mart[a,b]	113,000	1,866,760
Marisa Christina[a,b]	76,600	46,726	Buckle (The)	35,500	1,144,520
Skechers U.S.A. Cl. Aa	10,000	153,200	Cache[a]	3,200	55,424
Stride Rite	10,000	135,600	Casual Male Retail Group[a]	2,000	12,260
Weyco Group	120,000	2,292,000	Cato Corporation Cl. A	71,850	1,541,182
			Charlotte Russe Holding[a,b]	1,700	35,411
		7,173,078	†Cost Plus[a,b]	31,477	539,831
			Deb Shops	19,900	591,627
Collectibles - 0.4%			La Senza Corporation	99,900	1,632,844
Topps Company (The)	148,500	1,103,355	Shoe Carnival[a]	11,000	241,120
			Stein Mart	148,900	2,702,535
Food/Beverage/Tobacco - 0.4%			United Retail Group[a]	60,600	796,890
Green Mountain Coffee Roasters[a,b]	26,600	1,079,960	†West Marine[a,b]	74,000	1,034,520
Nutrition 21[a]	40,000	25,680	†Wild Oats Markets[a,b]	32,000	386,560

		1,105,640			12,692,064

Home Furnishing and Appliances - 0.4%			Other Consumer Services - 0.4%
Lifetime Brands	52,554	1,086,291	Ambassadors Group	15,000	343,350
Stanley Furniture Company	5,000	115,900	Ambassadors International	6,100	94,550
			Autobytel[a,b]	20,000	98,800
		1,202,191	†Escala Group[a,b]	26,000	527,280

Publishing - 0.1%					1,063,980
Educational Development	10,600	85,860
			Total (Cost $9,486,837)		16,107,698
Sports and Recreation - 0.6%
Monaco Coach	73,900	982,870	Diversified Investment Companies – 2.1%
National R.V. Holdings[a]	31,800	200,022	Closed-End Mutual Funds - 2.1%
†Orange 21[a,b]	7,400	28,120	ASA Bermuda	81,500	4,483,315
†Sturm, Ruger & Company	95,000	665,950	Central Fund of Canada Cl. A	237,000	1,613,970

		1,876,962	Total (Cost $4,055,600)		6,097,285

Other Consumer Products - 1.4%			Financial Intermediaries – 7.0%
Burnham Holdings Cl. A	79,500	1,701,300	Banking - 3.0%
Cobra Electronics[a]	10,000	133,700	Abigail Adams National Bancorp[c]	244,400	3,421,624
Cross (A. T.) Company Cl. Aa	100,000	405,000	Arrow Financial	14,322	374,520
JAKKS Pacific[a]	30,000	628,200	Bancorp (The)[a,b]	51,380	873,460
Lazare Kaplan International[a]	151,700	1,193,879	†Eurobancshares[a,b]	32,000	453,440
†Sonic Solutions[a,b]	6,000	90,660	First National Lincoln	40,200	706,837
			FirstBank NW	4,930	156,873
		4,152,739	Lakeland Financial	22,500	908,550
			Meta Financial Group	44,800	907,200
Total (Cost $11,686,794)		16,699,825	Queen City Investments[a]	948	801,060
			Sterling Bancorp	22,869	451,205
Consumer Services – 5.5%
Direct Marketing - 0.1%					9,054,769
Sportsman’s Guide (The)[a]	6,000	143,100
ValueVision Media Cl. Aa,b	5,000	63,000	Insurance - 3.1%
			American Safety Insurance Holdings[a]	20,000	334,600
		206,100	Argonaut Group[a]	30,900	1,012,593
			First Acceptance[a]	258,405	2,658,987
Leisure and Entertainment - 0.1%			Independence Holding	33,534	655,590
IMAX Corporation[a,b]	25,000	176,500	NYMAGIC	65,400	1,621,266
†Mikohn Gaming[a,b]	9,500	93,765	Navigators Group[a]	37,200	1,622,292
Multimedia Games[a,b]	5,000	46,250	†Quanta Capital Holdings[a]	100,000	510,000
Singing Machine Company (The)[a,b]	5,000	1,850	Wellington Underwriting	444,712	742,174
TiVo[a,b]	20,000	102,400
					9,157,502
		420,765

Media and Broadcasting - 0.5%
†Nelson (Thomas)	28,300	697,595
Outdoor Channel Holdings[a,b]	69,750	941,625

		1,639,220

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 35

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			†Monogram Biosciences[a,b]	55,000	$102,850
Real Estate Investment Trusts - 0.3%			Myriad Genetics[a,b]	26,500	551,200
†Bimini Mortgage Management Cl. A	99,000	$895,950	Nabi Biopharmaceuticals[a,b]	5,000	16,900
			†Nastech Pharmaceutical Company[a,b]	3,700	54,464
Securities Brokers - 0.5%			†Neurogen Corporation[a,b]	30,000	197,700
First Albany	45,000	312,750	Nuvelo[a]	52,000	421,720
Sanders Morris Harris Group	21,000	344,190	Oncolytics Biotech[a,b]	41,000	191,060
Stifel Financial[a,b]	21,233	798,148	Orchid Cellmark[a,b]	78,000	592,800
			†Pharmacopeia Drug Discovery[a,b]	25,000	89,000
		1,455,088	†Pharmacyclics[a]	138,000	489,900
			SFBC International[a,b]	25,000	400,250
Other Financial Intermediaries - 0.1%			Sangamo BioSciences[a]	10,000	40,300
Electronic Clearing House[a]	20,000	199,400	†Senesco Technologies[a,b]	25,000	35,500
			†Tercica[a,b]	61,900	443,823
Total (Cost $14,925,618)		20,762,709	Theragenics Corporation[a]	145,800	440,316
			†Trimeris[a,b]	30,000	344,700
Financial Services – 3.0%
Investment Management - 2.4%					14,212,815
†ADDENDA Capital	48,000	1,298,636
Epoch Holding[a]	218,300	1,287,970	Health Services - 2.0%
†International Assets Holding[a]	169,000	1,537,900	ATC Healthcare Cl. Aa	35,000	11,550
MVC Capital	211,200	2,251,392	Albany Molecular Research[a,b]	40,000	486,000
†NGP Capital Resources Company	50,000	656,500	Bio-Imaging Technologies[a,b]	42,400	135,680
			Covalent Group[a]	25,000	54,500
		7,032,398	Gentiva Health Services[a]	23,000	339,020
			HMS Holdings[a]	71,900	550,035
Other Financial Services - 0.6%			Horizon Health[a]	50,000	1,131,500
Clark	20,900	276,925	MedCath Corporation[a,b]	18,000	333,900
†MarketAxess Holdings[a]	123,700	1,413,891	†Mediware Information Systems[a]	70,000	842,800
MicroFinancial	10,000	39,400	National Home Health Care	18,078	176,441
			On Assignment[a]	80,100	873,891
		1,730,216	Quovadx[a]	5,000	12,050
			RehabCare Group[a]	22,000	444,400
Total (Cost $7,377,970)		8,762,614	Sun Healthcare Group[a]	51,000	337,110
			U.S. Physical Therapy[a]	10,000	184,700
Health – 14.7%
Commercial Services -1.4%					5,913,577
Discovery Partners International[a]	35,000	92,750
First Consulting Group[a]	274,700	1,612,489	Medical Products and Devices - 5.8%
ICON ADR[a]	800	32,912	Adeza Biomedical[a,b]	20,000	421,000
PAREXEL International[a,b]	121,400	2,459,564	Allied Healthcare Products[a]	253,500	1,455,090
			†AngioDynamics[a,b]	14,000	357,420
		4,197,715	Anika Therapeutics[a]	24,000	280,560
			Bruker BioSciences[a,b]	187,200	909,792
Drugs and Biotech - 4.9%			Caliper Life Sciences[a]	52,100	306,348
Allos Therapeutics[a,b]	233,600	502,240	†Cardiac Science[a]	29,947	271,020
†Alnylam Pharmaceuticals[a,b]	3,800	50,768	CONMED Corporation[a,b]	3,900	92,274
†Anormed[a]	280,600	1,164,490	Del Global Technologies[a]	168,279	546,907
Antigenics[a,b]	70,000	333,200	EPIX Pharmaceuticals[a,b]	49,000	197,960
†Axonyx[a]	50,000	41,500	Endologix[a]	7,500	51,750
†Barrier Therapeutics[a,b]	14,300	117,260	Exactech[a,b]	113,200	1,295,008
CancerVax Corporation[a,b]	43,000	59,340	†Kensey Nash[a,b]	28,000	616,840
†Caraco Pharmaceutical Laboratories[a]	125,450	1,126,541	Medical Action Industries[a]	83,500	1,706,740
Cardiome Pharma[a]	56,000	565,600	†Merit Medical Systems[a,b]	5,700	69,198
Cell Genesys[a,b]	58,000	343,940	Molecular Devices[a,b]	25,500	737,715
Cerus Corporation[a]	84,600	858,690	NMT Medical[a]	19,500	312,000
†CollaGenex Pharmaceuticals[a,b]	25,000	301,750	Neurometrix[a,b]	21,500	586,520
†Dendreon Corporation[a,b]	10,000	54,200	Orthofix International[a]	28,000	1,116,920
Durect Corporation[a]	44,100	223,587	OrthoLogic Corporation[a]	85,000	416,500
DUSA Pharmaceuticals[a]	26,400	284,328	PLC Systems[a]	105,200	52,600
Emisphere Technologies[a]	163,200	708,288	Possis Medical[a,b]	29,900	297,505
Gene Logic[a]	241,579	809,290	Schick Technologies[a]	25,000	823,975
Genitope Corporation[a,b]	3,000	23,850
Geron Corporation[a,b]	6,000	51,660
ImmunoGen[a,b]	44,000	225,720
†Mannkind Corporation[a,b]	42,000	472,920
Maxygen[a,b]	5,000	37,550
Momenta Pharmaceuticals[a,b]	65,500	1,443,620

36 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Lindsay Manufacturing	10,000	$192,300
Medical Products and Devices (continued)			MTS Systems	10,000	346,400
Synovis Life Technologies[a,b]	23,000	$230,690	Mueller (Paul) Company	9,650	272,613
Urologix[a,b]	127,000	490,220	Pason Systems	121,200	3,013,188
Utah Medical Products	42,300	1,355,292	Sun Hydraulics	38,950	752,903
Young Innovations	61,450	2,094,216	†Tennant Company	44,100	2,293,200

		17,092,060			13,916,826

Personal Care - 0.6%			Metal Fabrication and Distribution - 1.9%
CCA Industries	51,040	472,120	Aleris International[a,b]	4,075	131,378
Helen of Troy[a,b]	20,000	322,200	Encore Wire[a,b]	15,000	341,400
Lifeline Systems[a,b]	20,050	733,028	†Harris Steel Group	50,000	1,122,629
Nutraceutical International[a]	15,000	203,250	Haynes International[a]	23,800	559,300
			Insteel Industries	56,000	927,360
		1,730,598	NN	176,900	1,875,140
			†Novamerican Steel[a]	2,500	98,403
Total (Cost $32,672,334)		43,146,765	Oregon Steel Mills[a]	3,300	97,086
			Universal Stainless & Alloy Products[a]	36,100	541,500
Industrial Products – 16.0%
Automotive - 0.7%					5,694,196
†IMPCO Technologies[a,b]	30,500	156,465
LKQ Corporation[a]	5,700	197,334	Paper and Packaging - 0.1%
Spartan Motors	2,800	28,812	Mod-Pac Corporation[a,b]	23,200	260,768
Strattec Security[a]	28,300	1,143,886
Wescast Industries Cl. A	37,900	572,844	Pumps, Valves and Bearings - 0.2%
			CIRCOR International	28,000	718,480
		2,099,341
			Specialty Chemicals and Materials - 2.0%
Building Systems and Components - 1.4%			Aceto Corporation	334,419	2,200,477
Aaon[a]	58,100	1,041,152	Balchem Corporation	15,000	447,150
†AZZ[a]	45,600	822,624	CFC International[a,b]	40,600	570,065
†Craftmade International	30,000	600,300	Hawkins	122,667	1,716,111
†Flanders Corporation[a,b]	46,000	559,360	NuCo2[a,b]	20,000	557,600
LSI Industries	63,812	999,296	Park Electrochemical	10,000	259,800
Modtech Holdings[a]	3,800	35,492
					5,751,203
		4,058,224
			Textiles - 0.1%
Construction Materials - 1.5%			Fab Industries[d]	56,400	177,660
Ash Grove Cement Company	8,000	1,440,000
Monarch Cement	50,410	1,166,992	Other Industrial Products - 1.9%
Synalloy Corporation[a]	171,000	1,789,344	Color Kinetics[a,b]	50,000	719,500
			Eastern Company (The)	26,500	517,015
		4,396,336	Maxwell Technologies[a]	15,300	216,801
			Myers Industries	32,276	470,584
Industrial Components - 1.5%			Peerless Manufacturing[a]	42,200	738,500
American Superconducter[a,b]	67,000	527,290	Quixote Corporation	35,500	702,900
Bel Fuse Cl. A	55,200	1,380,000	Raven Industries	73,000	2,106,050
C & D Technologies	53,000	403,860
Ladish Company[a]	10,000	223,500			5,471,350
Plug Power[a,b]	1,370	7,028
Powell Industries[a,b]	50,300	903,388	Total (Cost $33,903,554)		46,946,543
Scientific Technologies[a]	10,700	45,703
Tech/Ops Sevcon	76,200	415,290	Industrial Services – 13.7%
II-VIa	20,000	357,400	Advertising and Publishing - 0.2%
Woodhead Industries	10,000	138,700	†Greenfield Online[a,b]	20,000	117,200
			NetRatings[a]	50,000	616,500
		4,402,159
					733,700
Machinery - 4.7%
Alamo Group	38,600	791,300	Commercial Services - 5.4%
Ampco-Pittsburgh	96,900	1,406,019	Administaff	10,000	420,500
Astec Industries[a]	40,200	1,312,932	American Bank Note Holographics[a]	242,200	1,501,640
†Global Power Equipment Group[a,b]	55,100	249,052	BB Holdings	390,000	2,640,300
Gorman-Rupp Company	3,375	74,621	†CBIZ[a,b]	87,000	523,740
Hardinge	117,000	2,018,250	Collectors Universe[a]	11,700	188,604
Hurco Companies[a,b]	31,400	967,748	CorVel Corporation[a,b]	28,450	540,266
Keithley Instruments	14,000	195,720	Exponent[a]	68,300	1,938,354
LeCroy Corporation[a]	2,000	30,580	Geo Group (The)[a]	51,200	1,174,016
			iGATE Corporation[a,b]	273,400	1,328,724

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 37

ROYCE MICRO-CAP TRUST

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			Other Industrial Services - 0.3%
Commercial Services (continued)			Landauer	21,300	$981,717
Kforce[a,b]	55,000	$613,800	Team[a]	2,200	46,442
NCO Group[a,b]	20,000	338,400
†PDI[a]	15,200	205,200			1,028,159
RCM Technologies[a]	85,100	434,010
†Renaissance Learning	2,365	44,722	Total (Cost $23,380,147)		40,222,186
SM&Aa,b	31,300	257,599
†Senomyx[a,b]	47,000	569,640	Natural Resources – 9.5%
†Stantec[a]	2,819	96,128	Energy Services - 3.4%
TRC Companies[a,b]	5,600	61,320	Calfrac Well Services	1,000	34,668
Volt Information Sciences[a,b]	64,100	1,219,182	Carbo Ceramics	18,750	1,059,750
Westaff[a]	362,500	1,794,375	Conrad Industries[a]	154,000	261,800
			Dawson Geophysical[a]	3,400	104,788
		15,890,520	Dril-Quip[a,b]	62,500	2,950,000
			Enerflex Systems	5,000	115,446
Engineering and Construction - 1.0%			Gulf Island Fabrication	45,400	1,103,674
Devcon International[a,b]	21,700	224,378	GulfMark Offshore[a,b]	65,200	1,931,224
Insituform Technologies Cl. Aa,b	80,300	1,555,411	Input/Output[a,b]	118,500	833,055
Skyline Corporation	32,100	1,168,440	Valley National Gases	30,100	589,960
			Willbros Group[a,b]	77,500	1,119,100
		2,948,229
					10,103,465
Food and Tobacco Processors - 1.2%
Galaxy Nutritional Foods[a]	159,450	199,313	Oil and Gas - 2.5%
ML Macadamia Orchards L.P.	120,200	688,746	ATP Oil & Gas[a]	6,300	233,163
Omega Protein[a]	9,600	64,416	Bonavista Energy Trust	88,000	2,884,253
Seneca Foods Cl. Aa,b	62,500	1,203,125	†CE Franklin[a]	52,100	723,669
Seneca Foods Cl. Ba	42,500	775,625	†Cano Petroleum[a]	115,200	887,040
Sunopta[a]	90,000	473,400	Contango Oil & Gas Company[a]	10,000	114,400
			Edge Petroleum[a]	3,500	87,185
		3,404,625	Nuvista Energy[a]	121,000	1,878,833
			Pioneer Drilling Company[a]	9,200	164,956
Industrial Distribution - 1.0%			Savanna Energy Services[a]	2,500	61,508
Central Steel & Wire	2,437	1,393,964	VAALCO Energy[a]	61,500	260,760
Elamex[a]	60,200	90,300
Lawson Products	19,500	735,930			7,295,767
Strategic Distribution[a]	59,690	577,799
			Precious Metals and Mining - 1.3%
		2,797,993	Apex Silver Mines[a]	76,100	1,209,990
			Aurizon Mines[a]	237,000	357,870
Printing - 1.0%			Brush Engineered Materials[a,b]	15,500	246,450
Bowne & Co.	66,500	986,860	Gammon Lake Resources[a]	23,000	273,700
Champion Industries	23,500	103,400	Metallica Resources[a]	281,300	523,218
Courier Corporation	22,950	788,103	†Minefinders Corporation[a]	116,000	596,240
Ennis	9,700	176,249	Nevsun Resources[a]	5,000	10,450
Schawk	38,900	807,175	Northern Orion Resources[a]	53,400	176,754
			NovaGold Resources[a,b]	13,400	121,940
		2,861,787	Spur Ventures[a]	30,000	33,292
			Western Silver[a]	11,800	132,868
Transportation and Logistics - 3.6%
AirNet Systems[a]	180,000	613,800			3,682,772
Atlas Air Worldwide Holdings[a]	11,500	511,750
Forward Air	65,700	2,407,905	Real Estate 1.3%
Frozen Food Express Industries[a]	92,000	1,014,760	HomeFed Corporation[a]	54,852	3,675,084
Hub Group Cl. Aa	11,000	388,850	Kennedy-Wilson[a]	21,500	290,250
Knight Transportation	31,500	652,995
MAIR Holdings[a,b]	8,600	40,506			3,965,334
Marten Transport[a,b]	4,050	73,791
Pacific CMA[a,b]	200,000	130,000	Other Natural Resources - 1.0%
Patriot Transportation Holding[a]	15,700	1,018,616	PICO Holdings[a]	55,700	1,796,882
†Universal Truckload Services[a]	154,200	3,546,600	Pope Resources L.P.	33,000	1,023,660
Vitran Corporation Cl. Aa	8,000	157,600
					2,820,542
		10,557,173
			Total (Cost $10,819,994)		27,867,880

38 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE

Technology – 25.4%			†Provide Commerce[a]	5,000	$165,550
Aerospace and Defense - 2.6%			RealNetworks[a,b]	65,700	509,832
Allied Defense Group (The)[a]	60,900	$1,386,693	Stamps.com[a]	21,200	486,752
Astronics Corporation[a]	26,400	279,840	Stellent[a,b]	15,000	148,950
†Axsys Technologies[a,b]	4,700	84,365	Varsity Group[a,b]	89,400	379,950
Ducommun[a]	84,500	1,804,920
HEICO Corporation	41,600	1,076,608			3,983,998
HEICO Corporation Cl. A	24,160	495,763
Herley Industries[a,b]	81,000	1,337,310	IT Services - 5.4%
Integral Systems	58,500	1,103,310	CIBER[a,b]	182,662	1,205,569
SIFCO Industries[a]	45,800	178,620	Computer Task Group[a]	381,100	1,505,345
			Covansys Corporation[a]	227,500	3,096,275
		7,747,429	DiamondCluster International[a]	138,100	1,096,514
			Forrester Research[a]	105,500	1,978,125
Components and Systems - 5.1%			Rainmaker Systems[a]	2,000	5,660
Advanced Photonix Cl. Aa,b	147,900	408,204	Sapient Corporation[a,b]	500,000	2,845,000
Belden CDT	15,000	366,450	Syntel	54,300	1,131,069
CSP[a]	122,581	849,486	Tier Technologies Cl. Ba	6,800	49,912
Dot Hill Systems[a,b]	2,000	13,860	TriZetto Group (The)[a,b]	182,300	3,097,277
Excel Technology[a]	92,900	2,209,162
Giga-tronics[a]	3,200	7,968			16,010,746
†Hypercom Corporation[a,b]	50,000	319,500
International DisplayWorks[a,b]	108,500	644,490	Semiconductors and Equipment - 2.2%
Kronos[a,b]	17,375	727,318	ADE Corporation[a]	23,000	553,380
Lowrance Electronics	91,000	2,385,110	Advanced Energy Industries[a,b]	48,800	577,304
Merix Corporation[a]	7,000	50,610	California Micro Devices[a]	16,700	108,717
Metrologic Instruments[a,b]	2,900	55,854	Cascade Microtech[a]	5,000	63,000
Mobility Electronics[a,b]	1,000	9,660	†Catalyst Semiconductor[a]	139,700	677,545
MOCON	15,600	145,392	CyberOptics Corporation[a,b]	39,800	536,504
Neoware Systems[a,b]	2,600	60,580	ESS Technology[a,b]	25,000	85,750
Performance Technologies[a,b]	117,250	960,277	Electroglas[a,b]	281,700	816,930
Plexus Corporation[a]	26,500	602,610	Exar Corporation[a]	41,208	515,924
Richardson Electronics	202,100	1,465,225	Integrated Silicon Solution[a]	15,000	96,600
†Rimage Corporation[a,b]	20,000	579,600	Intevac[a,b]	40,550	535,260
SafeNet[a]	11,781	379,584	†MIPS Technologies[a,b]	10,000	56,800
SimpleTech[a]	225,700	850,889	PDF Solutions[a,b]	29,000	471,250
TTM Technologies[a]	125,000	1,175,000	Photronics[a,b]	29,750	448,035
TransAct Technologies[a]	78,600	620,940	QuickLogic Corporation[a]	20,000	79,000
Zomax[a]	20,000	41,600	†Rudolph Technologies[a,b]	38,000	489,440
			Semitool[a,b]	25,500	277,440
		14,929,369	†Virage Logic[a,b]	4,000	39,520
			White Electronic Designs[a]	10,000	51,100
Distribution - 0.8%
Agilysys	90,000	1,639,800			6,479,499
Bell Industries[a]	85,700	223,677
Jaco Electronics[a]	30,900	105,369	Software - 4.9%
Nu Horizons Electronics[a]	40,000	404,000	Aladdin Knowledge Systems[a]	43,300	745,626
PC Mall[a,b]	6,000	33,960	ANSYS[a,b]	30,800	1,314,852
Pomeroy IT Solutions[a]	6,900	57,615	Applix[a]	20,000	146,000
			ILOG ADR[a,b]	35,000	604,800
		2,464,421	Indus International[a,b]	19,200	60,288
			InterVideo[a]	24,500	258,475
Internet Software and Services - 1.4%			iPass[a]	190,000	1,246,400
†Answers Corporation[a,b]	4,100	47,015	JDA Software Group[a,b]	59,500	1,012,095
CryptoLogic	24,900	487,791	MSC.Software[a]	12,700	215,900
Digitas[a,b]	98,840	1,237,477	†Majesco Entertainment Company[a]	2,500	2,925
†eCOST.com[a,b]	7,242	8,401	MapInfo[a,b]	5,000	63,050
EDGAR Online[a,b]	83,600	152,152	†McDATA Corporation Cl. Aa,b	18,199	69,156
Inforte Corporation[a]	11,400	45,030	MetaSolv[a]	5,800	16,820
LookSmart[a]	4,000	15,040	MIND C.T.I.	20,000	52,400
MIVA[a]	10,000	49,500	Pegasystems[a]	320,200	2,340,662
NIC[a]	26,800	165,088	†Phase Forward[a,b]	43,000	419,250
Packeteer[a,b]	11,000	85,470

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 39

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2005

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			TOTAL COMMON STOCKS
Software (continued)			(Cost $208,992,798)		$315,599,914
SPSS[a]	41,800	$1,292,874
SeaChange International[a,b]	5,000	39,500	PREFERRED STOCK – 0.5%
†TeleCommunication Systems Cl. Aa,b	158,600	348,920	Seneca Foods Conv.[a]	75,409	1,432,771
Transaction Systems Architects Cl. Aa	140,100	4,033,479
†Unica Corporation[a,b]	7,500	90,375	TOTAL PREFERRED STOCK
			(Cost $943,607)		1,432,771
		14,373,847
			REPURCHASE AGREEMENT – 12.2%
Telecommunications - 3.0%			State Street Bank & Trust Company,
Anaren[a]	24,300	379,809	4.10% dated 12/30/05, due 1/3/06,
C-COR.net[a]	5,000	24,300	maturity value $35,802,303 (collateralized
Captaris[a]	67,800	250,182	by obligations of various U.S. Government
†Catapult Communications[a,b]	5,000	73,950	Agencies, valued at $36,685,000)
Centillium Communications[a]	11,000	38,500	(Cost $35,786,000)		35,786,000
†Channell Commercial[a]	71,100	352,940
Communications Systems	87,200	1,070,816	COLLATERAL RECEIVED FOR SECURITIES LOANED – 9.2%
†Ditech Communications[a,b]	20,000	167,000	Money Market Funds
Globecomm Systems[a]	6,300	38,871	State Street Navigator Securities Lending
†Intervoice[a,b]	58,000	461,680	Prime Portfolio
North Pittsburgh Systems	15,700	296,259	(Cost $26,979,986)		26,979,986
†Novatel Wireless[a,b]	29,000	351,190
PC-Tel[a]	47,100	412,596	TOTAL INVESTMENTS – 129.3%
†Powerwave Technologies[a,b]	20,315	255,360	(Cost $272,702,391)		379,798,671
Radyne ComStream[a]	47,000	684,790
SpectraLink Corporation	57,000	676,590	LIABILITIES LESS CASH
†Symmetricom[a,b]	87,482	740,973	AND OTHER ASSETS – (8.9)%		(26,079,474)
ViaSat[a,b]	91,812	2,454,135
			PREFERRED STOCK – (20.4)%		(60,000,000)
		8,729,941
			NET ASSETS APPLICABLE TO
Total (Cost $47,669,006)		74,719,250	COMMON STOCKHOLDERS – 100.0%		$293,719,197

Miscellaneous(e) – 4.8%
Total (Cost $13,014,944)		14,267,159

[a]	Non-income producing.
[b]	A portion of these securities were on loan at December 31, 2005. Total market value of loaned securities at December 31, 2005 was $25,935,486.
[c]	At December 31, 2005, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[d]	Securities for which market quotations are no longer readily available represent 0.06% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
[e]	Includes securities first acquired in 2005 and less than 1% of net assets applicable to Common Stockholders.
†	New additions in 2005.

Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2005 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $275,046,548. At December 31, 2005, net unrealized appreciation for all securities was $104,752,123, consisting of aggregate gross unrealized appreciation of $113,333,505 and aggregate gross unrealized depreciation of $8,581,382. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and unrealized gains on investments in Passive Foreign Investment Companies for book and tax purposes.

40 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2005

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliates (cost $233,005,991)	$340,591,047
Affiliated Companies (cost $3,910,400)	3,421,624

Total investments at value	344,012,671
Repurchase agreement (at cost and value)	35,786,000
Cash	2,450,888
Receivable for investments sold	529,724
Receivable for dividends and interest	277,573
Prepaid expenses	8,651

Total Assets	383,065,507

LIABILITIES:
Payable for collateral on loaned securities	26,979,986
Payable for investments purchased	1,743,648
Payable for investment advisory fee	384,864
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	157,812

Total Liabilities	29,346,310

PREFERRED STOCK:
6.00% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$293,719,197

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 21,869,051 shares outstanding (150,000,000 shares authorized)	$184,445,927
Undistributed net investment income (loss)	(1,104)
Accumulated net realized gain (loss) on investments	2,258,094
Net unrealized appreciation (depreciation) on investments	107,096,280
Preferred dividends accrued but not yet declared	(80,000)

Net Assets applicable to Common Stockholders (net asset value per share – $13.43)	$293,719,197

*Investments at identified cost (including $26,979,986 of collateral on loaned securites)	$236,916,391

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 41

ROYCE MICRO-CAP TRUST	YEAR ENDED DECEMBER 31, 2005

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$2,419,616
Affiliated Companies	30,550
Interest	1,325,185
Securities lending	140,630

Total income	3,915,981

Expenses:
Investment advisory fees	4,114,659
Custody and transfer agent fees	158,865
Stockholder reports	146,709
Directors’ fees	55,365
Professional fees	35,924
Administrative and office facilities expenses	29,054
Other expenses	138,614

Total expenses	4,679,190

Net investment income (loss)	(763,209)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	37,754,245
Net change in unrealized appreciation (depreciation) on investments	(14,066,144)

Net realized and unrealized gain (loss) on investments	23,688,101

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	22,924,892

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$19,324,892

42 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE MICRO-CAP TRUST

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/05	12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(763,209)	$(1,486,082)
Net realized gain (loss) on investments	37,754,245	25,396,860
Net change in unrealized appreciation (depreciation) on investments	(14,066,144)	26,164,677

Net increase (decrease) in net assets resulting from investment operations	22,924,892	50,075,455

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net realized gain on investments	(3,600,000)	(3,600,000)

Total distributions to Preferred Stockholders	(3,600,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	19,324,892	46,475,455

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net realized gain on investments	(38,452,900)	(25,919,005)

Total distributions to Common Stockholders	(38,452,900)	(25,919,005)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	22,483,567	16,382,136

Total capital stock transactions	22,483,567	16,382,136

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	3,355,559	36,938,586

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	290,363,638	253,425,052

End of year (including undistributed net investment income (loss) of $(1,104) at 12/31/05)	$293,719,197	$290,363,638

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 43

ROYCE MICRO-CAP TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Years ended December 31,

	2005	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$14.34	$13.33	$9.39	$11.83	$10.14

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03)	(0.08)	(0.09)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments	1.14	2.62	5.28	(1.29)	2.57

Total investment operations	1.11	2.54	5.19	(1.42)	2.52

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	–	–	–
Net realized gain on investments	(0.17)	(0.19)	(0.18)	(0.18)	(0.19)

Total distributions to Preferred Stockholders	(0.17)	(0.19)	(0.18)	(0.18)	(0.19)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	0.94	2.35	5.01	(1.60)	2.33

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–	–	–	–
Net realized gain on investments	(1.85)	(1.33)	(0.92)	(0.80)	(0.57)

Total distributions to Common Stockholders	(1.85)	(1.33)	(0.92)	(0.80)	(0.57)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	0.00	(0.01)	(0.04)	(0.04)	(0.07)
Effect of Preferred Stock offering	–	–	(0.11)	–	–

Total capital stock transactions	0.00	(0.01)	(0.15)	(0.04)	(0.07)

NET ASSET VALUE, END OF PERIOD	$13.43	$14.34	$13.33	$9.39	$11.83

MARKET VALUE, END OF PERIOD	$14.56	$15.24	$12.60	$8.44	$10.50

TOTAL RETURN (a):
Market Value	8.90%	33.44%	63.58%	(12.70)%	28.76%
Net Asset Value	6.75%	18.69%	55.55%	(13.80)%	23.40%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.63%	1.62%	1.82%	1.96%	1.78%
Management fee expense	1.43%	1.43%	1.59%	1.59%	1.57%
Other operating expenses	0.20%	0.19%	0.23%	0.37%	0.21%
Net investment income (loss)	(0.27)%	(0.56)%	(0.82)%	(1.23)%	(0.43)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$293,719	$290,364	$253,425	$167,571	$200,443
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000	$60,000	$60,000	$40,000	$40,000
Portfolio Turnover Rate	46%	32%	26%	39%	27%
PREFERRED STOCK:
Total shares outstanding	2,400,000	2,400,000	2,400,000	1,600,000	1,600,000
Asset coverage per share	$147.38	$145.98	$130.59	$129.73	$150.28
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$24.97	$24.66	$25.37	–	–
7.75% Cumulative	–	–	$25.70	$25.91	$25.30

(a)
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.35%, 1.32%, 1.49%, 1.62% and 1.46% for the periods ended December 31, 2005, 2004, 2003, 2002 and 2001, respectively.

(c)
Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.92%, 2.04% and 1.81% for the periods ended December 31, 2003, 2002 and 2001, respectively.

(d)	The average of month-end market values during the period that the Preferred Stock was outstanding.

44 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

ROYCE MICRO-CAP TRUST	DECEMBER 31, 2005

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Micro-Cap Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
     The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Capital Stock:
     The Fund issued 1,625,665 and 1,228,046 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2005 and 2004, respectively.

THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 45

ROYCE MICRO-CAP TRUST

Notes to Financial Statements (continued)

     At December 31, 2005, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 16, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
     For the 12 rolling 36-month periods ending in 2005, the investment performance of the Fund exceeded the investment performance of the Russell 2000 by 5% to 23%. Accordingly, the investment advisory fee consisted of a Basic Fee of $2,876,281 and an upward adjustment of $1,238,378 for performance of the Fund above that of the Russell 2000. For the year ended December 31, 2005, the Fund accrued and paid Royce advisory fees totaling $4,114,659.

46 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

Distributions to Stockholders:
     The tax character of distributions paid to stockholders during 2005 and 2004 was as follows:

Distributions paid from:	2005	2004

Ordinary income	$4,022,315	$3,410,255
Long-term capital gain	38,030,585	26,108,750

	$42,052,900	$29,519,005

      As of December 31, 2005, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income	$1,714,386
Undistributed long-term capital gain	2,887,865
Unrealized appreciation	104,752,123
Post October currency loss	(1,104)
Accrued preferred distributions	(80,000)

$109,273,270

     The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral on wash sales and the unrealized gains on investments in Passive Foreign Investment Companies.

     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2005, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$762,105	$(633,134)	$(128,971)

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2005, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $138,845,430 and $143,624,350, respectively.

Transactions in Shares of Affiliated Companies:
     An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2005:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/04	12/31/04	Purchases	Sales	Gain (Loss)	Income	12/31/05	12/31/05

Abagail Adams National Bancorp	–	–	$3,910,400	–	–	$30,550	244,400	$3,421,624

		–			–	$30,550		$3,421,624

THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 47

ROYCE MICRO-CAP TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.

     We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc. (“Fund”), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, PA
January 20, 2006

48 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

ROYCE FOCUS TRUST	DECEMBER 31, 2005

Schedule of Investments

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 85.1%			Pason Systems	100,000	$2,486,128
			Woodward Governor Company	15,000	1,290,150
Consumer Products – 6.3%
Apparel and Shoes - 1.2%					6,750,778
†Timberland Company Cl. Aa,b	50,000	$1,627,500
			Metal Fabrication and Distribution - 12.8%
Sports and Recreation - 5.1%			†Harris Steel Group	150,000	3,367,887
Thor Industries	100,000	4,007,000	IPSCO	65,000	5,393,700
Winnebago Industries	100,000	3,328,000	Metal Management	150,000	3,489,000
			†Reliance Steel & Aluminum	50,000	3,056,000
		7,335,000	Schnitzer Steel Industries Cl. A	100,000	3,059,000

Total (Cost $6,695,553)		8,962,500			18,365,587

Consumer Services – 3.3%			Total (Cost $16,295,295)		31,195,465
Direct Marketing - 2.5%
Nu Skin Enterprises Cl. A	200,000	3,516,000	Industrial Services – 5.5%
			Commercial Services - 1.2%
Other Consumer Services - 0.8%			BB Holdings	250,000	1,692,500
†Corinthian Colleges[a]	100,000	1,178,000
			Engineering and Construction - 1.9%
Total (Cost $3,889,690)		4,694,000	Dycom Industries[a],b	120,000	2,640,000

Financial Intermediaries – 3.3%			Transportation and Logistics - 2.4%
Insurance - 2.3%			†Arkansas Best	80,000	3,494,400
Alleghany Corporation[a]	7,500	2,130,000
ProAssurance Corporation[a],b	25,000	1,216,000	Total (Cost $5,486,466)		7,826,900

		3,346,000	Natural Resources – 19.8%
			Energy Services - 8.8%
Other Financial Intermediaries - 1.0%			Ensign Energy Services	100,000	4,036,303
TSX Group	35,000	1,409,996	Input/Output [a],b	250,000	1,757,500
			Tesco Corporation[a]	160,000	2,960,000
Total (Cost $2,038,496)		4,755,996	Trican Well Service[a]	80,000	3,853,929

Financial Services – 3.7%					12,607,732
Information and Processing - 2.4%
eFunds Corporation[a],b	150,000	3,516,000	Precious Metals and Mining - 11.0%
			†Gammon Lake Resources[a]	100,000	1,190,000
Investment Management - 1.3%			Glamis Gold[a]	150,000	4,122,000
GAMCO Investors Cl. A	41,500	1,806,495	†Ivanhoe Mines[a],b	400,000	2,876,000
			Meridian Gold[a],b	120,000	2,624,400
Total (Cost $3,678,413)		5,322,495	†Pan American Silver[a],b	120,000	2,259,600
			†Silver Standard Resources[a],b	180,000	2,755,800
Health – 9.5%
Drugs and Biotech - 8.0%					15,827,800
†Elan Corporation ADR[a],b	200,000	2,786,000
Endo Pharmaceuticals Holdings[a],b	150,000	4,539,000	Total (Cost $15,532,480)		28,435,532
Lexicon Genetics[a],b	400,000	1,460,000
Myriad Genetics[a],b	75,000	1,560,000	Technology – 11.9%
Orchid Cellmark[a],b	150,000	1,140,000	Components and Systems - 1.8%
			Lowrance Electronics	100,000	2,621,000
		11,485,000
			Internet Software and Services - 1.9%
Medical Products and Devices - 1.5%			†RealNetworks[a],b	350,000	2,716,000
†Caliper Life Sciences[a],b	200,000	1,176,000
†Possis Medical[a],b	100,000	995,000	IT Services - 0.9%
			Syntel	60,000	1,249,800
		2,171,000
			Software - 4.9%
Total (Cost $10,286,605)		13,656,000	ManTech International Cl. Aa,b	100,000	2,786,000
			PLATO Learning[a],b	160,000	1,270,400
Industrial Products – 21.8%			Transaction Systems Architects Cl. Aa	100,100	2,881,879
Building Systems and Components - 3.1%
Simpson Manufacturing	120,000	4,362,000			6,938,279

Construction Materials - 1.2%			Telecommunications - 2.4%
Florida Rock Industries	35,000	1,717,100	†Foundry Networks[a],b	250,000	3,452,500

Machinery - 4.7%			Total (Cost $12,073,536)		16,977,579
Lincoln Electric Holdings	75,000	2,974,500
			TOTAL COMMON STOCKS
			(Cost $75,976,534)		$121,826,467

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 49

ROYCE FOCUS TRUST	DECEMBER 31, 2005

Schedule of Investments

	PRINCIPAL
	AMOUNT	VALUE		VALUE

CORPORATE BONDS – 5.1%			REPURCHASE AGREEMENT – 11.7%
†Athena Neurosciences Finance 7.25%			State Street Bank & Trust Company,
Senior Note due 2/21/08	$6,000,000	$5,857,500	4.10% dated 12/30/05, due 1/3/06,
E*TRADE Financial 6.00%			maturity value $16,757,631 (collateralized
Conv. Sub. Note due 2/1/07	1,500,000	1,515,000	by obligations of various U.S. Government
			Agencies, valued at $17,172,625)
TOTAL CORPORATE BONDS			(Cost $16,750,000)	$16,750,000
(Cost $6,890,957)		7,372,500
			COLLATERAL RECEIVED FOR SECURITIES LOANED – 13.5%
GOVERNMENT BONDS – 8.4%			Money Market Funds
(Principal Amount shown			State Street Navigator Securities Lending
in local currency.)			Prime Portfolio	19,262,846
Canadian Government Bond
3.00% due 6/1/07	6,150,000	5,230,132	(Cost $19,262,846)	19,262,846
New Zealand Government Bond
6.50% due 2/15/06	10,000,000	6,824,030	TOTAL INVESTMENTS – 130.7%
			(Cost $140,080,099)	187,210,115
TOTAL GOVERNMENT BONDS
(Cost $10,785,668)		12,054,162	LIABILITIES LESS CASH
			AND OTHER ASSETS – (13.2)%	(18,966,373)
U.S. TREASURY OBLIGATIONS – 6.9%
U.S Treasury Notes			PREFERRED STOCK – (17.5)%	(25,000,000)
Treasury Inflation Index Protection
Security 2.00% due 7/15/14	10,000,000	9,944,140	NET ASSETS APPLICABLE TO
			COMMON STOCKHOLDERS – 100.0%	$143,243,742
TOTAL U.S TREASURY OBLIGATIONS
(Cost $10,414,094)		9,944,140

[a]	Non-income producing.
[b]	A portion of these securities were on loan at December 31, 2005. Total market value of loaned securities at December 31, 2005 was $18,626,250.
†	New additions in 2005.

Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2005, market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $140,968,473. At December 31, 2005, net unrealized appreciation for all securities was $46,241,642, consisting of aggregate gross unrealized appreciation of $47,933,493 and aggregate gross unrealized depreciation of $1,691,851. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and unrealized gains on investments in Passive Foreign Investment Companies for book and tax purposes.

50 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST	DECEMBER 31, 2005

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*	$170,460,115
Repurchase agreement (at cost and value)	16,750,000
Cash	320
Receivable for investments sold	3,224
Receivable for dividends and interest	547,724
Prepaid expenses	3,389

Total Assets	187,764,772

LIABILITIES:
Payable for collateral on loaned securities	19,262,846
Payable for investment advisory fee	142,998
Preferred dividends accrued but not yet declared	33,333
Accrued expenses	81,853

Total Liabilities	19,521,030

PREFERRED STOCK:
6.00% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$143,243,742

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 14,674,667 shares outstanding (100,000,000 shares authorized)	$92,368,072
Undistributed net investment income (loss)	(55,839)
Accumulated net realized gain (loss) on investments	3,834,826
Net unrealized appreciation (depreciation) on investments	47,130,016
Preferred dividends accrued but not yet declared	(33,333)

Net Assets applicable to Common Stockholders (net asset value per share – $9.76)	$143,243,742

*Investments at identified cost (including $19,262,846 of collateral on loaned securities)	$123,330,099

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 51

ROYCE FOCUS TRUST	YEAR ENDED DECEMBER 31, 2005

Statement of Operations

INVESTMENT INCOME:
Income:
Interest	$1,819,666
Dividends	653,713
Securities lending	20,780

Total income	2,494,159

Expenses:
Investment advisory fees	1,436,054
Custody and transfer agent fees	88,136
Stockholder reports	69,804
Professional fees	28,333
Directors’ fees	20,347
Administrative and office facilities expenses	11,067
Other expenses	96,836

Total expenses	1,750,577

Net investment income (loss)	743,582

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	19,164,839
Net change in unrealized appreciation (depreciation) on investments	1,922,287

Net realized and unrealized gain (loss) on investments	21,087,126

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	21,830,708

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$20,330,708

52 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FOCUS TRUST

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/05	12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$743,582	$225,575
Net realized gain (loss) on investments	19,164,839	16,972,445
Net change in unrealized appreciation (depreciation) on investments	1,922,287	9,319,147

Net increase (decrease) in net assets resulting from investment operations	21,830,708	26,517,167

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(80,100)	(21,150)
Net realized gain on investments	(1,419,900)	(1,478,850)

Total distributions to Preferred Stockholders	(1,500,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	20,330,708	25,017,167

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(853,787)	(242,185)
Net realized gain on investments	(15,134,720)	(16,948,411)

Total distributions to Common Stockholders	(15,988,507)	(17,190,596)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	11,288,577	11,013,943
Net proceeds from rights offering	21,760,372	–

Total capital stock transactions	33,048,949	11,013,943

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	37,391,150	18,840,514

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	105,852,592	87,012,078

End of year (including undistributed net investment income (loss) of $(55,839) at 12/31/05
and $(15,000) at 12/31/04)	$143,243,742	$105,852,592

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 53

ROYCE FOCUS TRUST

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2005	2004	2003	2002	2001

NET ASSET VALUE, BEGINNING OF PERIOD	$9.75	$9.00	$6.27	$7.28	$6.77

INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.02	0.08	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	1.44	2.63	3.57	(0.74)	0.79

Total investment operations	1.50	2.65	3.65	(0.75)	0.84

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.01)	(0.00)	(0.02)	(0.03)	(0.04)
Net realized gain on investments	(0.11)	(0.15)	(0.14)	(0.13)	(0.13)

Total distributions to Preferred Stockholders	(0.12)	(0.15)	(0.16)	(0.16)	(0.17)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.38	2.50	3.49	(0.91)	0.67

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.06)	(0.02)	(0.06)	(0.02)	(0.03)
Net realized gain on investments	(1.15)	(1.72)	(0.56)	(0.07)	(0.11)

Total distributions to Common Stockholders	(1.21)	(1.74)	(0.62)	(0.09)	(0.14)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.01)	(0.03)	(0.01)	(0.02)
Effect of rights offering and Preferred Stock offering	(0.13)	–	(0.11)	–	–

Total capital stock transactions	(0.16)	(0.01)	(0.14)	(0.01)	(0.02)

NET ASSET VALUE, END OF PERIOD	$9.76	$9.75	$9.00	$6.27	$7.28

MARKET VALUE, END OF PERIOD	$9.53	$10.47	$8.48	$5.56	$6.65

TOTAL RETURN (a):
Market Value	3.03%	47.26%	63.98%	(15.06)%	19.65%
Net Asset Value	13.31%	29.21%	54.33%	(12.50)%	10.04%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.48%	1.53%	1.57%	1.88%	1.47%
Management fee expense	1.21%	1.27%	1.14%	1.13%	1.11%
Other operating expenses	0.27%	0.26%	0.43%	0.75%	0.36%
Net investment income (loss)	0.63%	0.24%	1.07%	(0.16)%	0.70%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$143,244	$105,853	$87,012	$57,956	$66,654
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$25,000	$25,000	$25,000	$20,000	$20,000
Portfolio Turnover Rate	42%	52%	49%	61%	54%
PREFERRED STOCK:
Total shares outstanding	1,000,000	1,000,000	1,000,000	800,000	800,000
Asset coverage per share	$168.24	$130.85	$112.01	$97.44	$108.32
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$25.38	$24.83	$25.45	–	–
7.45% Cumulative	–	–	$25.53	$25.64	$25.09

(a)
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.22%, 1.21%, 1.20%, 1.43% and 1.11% for the periods ended December 31, 2005, 2004, 2003, 2002 and 2001, respectively.

(c)
Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.73%, 2.06% and 1.69% for the periods ended December 31, 2003, 2002 and 2001, respectively.

(d)	The average of month-end market values during the period that the preferred stock was outstanding.

54 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

ROYCE FOCUS TRUST	DECEMBER 31, 2005

Notes to Financial Statements

Summary of Significant Accounting Policies:
      Royce Focus Trust, Inc. (“the Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

 Repurchase Agreements:
      The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

 Securities Lending:
      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

 Capital Stock:
      The Fund issued 1,191,399 and 1,182,493 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2005 and 2004, respectively.

THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 55

ROYCE FOCUS TRUST	DECEMBER 31, 2005

Notes to Financial Statements (continued)

      On June 10, 2005, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 5 rights held by stockholders of record on May 6, 2005. The rights offering was fully subscribed, resulting in the issuance of 2,627,397 common shares at a price of $8.34, and proceeds of $21,912,491 to the Fund prior to the deduction of expenses of $152,119. The net asset value per share of the Fund’s Common Stock was reduced by approximately $0.13 per share as a result of the issuance.
      At December 31, 2005, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 17, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
       The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by

Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
      The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2005, the Fund accrued and paid Royce advisory fees totaling $1,436,054.

Distributions to Stockholders:
    The tax character of distributions paid to stockholders during 2005 and 2004 was as follows:

Distributions paid from:	2005	2004
Ordinary income	$1,682,395	$263,335
Long-term capital gain	15,806,112	18,427,261

	$17,488,507	$18,690,596

    As of December 31, 2005, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income	$536,514
Undistributed long-term capital gain	4,130,847
Unrealized appreciation	46,241,642
Accrued preferred distributions	(33,333)

$50,875,670

    The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral on wash sales and the unrealized gains on investments in Passive Foreign Investment Companies.

    For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2005, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$149,466	$(149,466)	$–

Purchases and Sales of Investment Securities:
    For the year ended December 31, 2005, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $55,157,207 and $54,393,314, respectively.

56 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

ROYCE FOCUS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Focus Trust, Inc.

     We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc. (“Fund”), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, PA

January 20, 2006
THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 57

DIRECTORS AND OFFICERS
All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce (66), Director* and President
Term Expires: 2006                            Tenure: Since 1986 (RVT), 1993 (RMT), 1996 (FUND)
Number of Funds Overseen: 23         Non-Royce Directorships: Director of Technology Investment Capital Corp.
Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

NAME AND POSITION: Mark R. Fetting (51), Director*
Term Expires: 2007        Tenure: Since 2001
Number of Funds Overseen: 46**      Non-Royce Directorships: None
**Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 23 portfolios.

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION: Donald R. Dwight (74), Director
Term Expires: 2008                            Tenure: Since 1998
Number of Funds Overseen: 23         Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company, and as Trustee of the registered investment companies constituting the Eaton Vance Funds.

NAME AND POSITION: Richard M. Galkin (67), Director
Term Expires: 2007                             Tenure: Since 1986 (RVT), 1993 (RMT), 1996 (FUND)
Number of Funds Overseen: 23         Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs (66), Director
Term Expires: 2008 (RVT), 2008        Tenure: Since 1986 (RVT), 1993
(RMT), 2006 (FUND)                            (RMT), 1996 (FUND)
Number of Funds Overseen: 23         Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke (71), Director
Term Expires: 2006 (RVT), 2006        Tenure: Since 2001 (RVT), 2001
(RMT), 2008 (FUND)                             (RMT), 1997 (FUND)
Number of Funds Overseen: 23         Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private Investor. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.
NAME AND POSITION: Arthur S. Mehlman (64), Director
Term Expires: 2007                            Tenure: Since 2004
Number of Funds Overseen: 46**      Non-Royce Directorships: Director of Municipal Mortgage & Equity, LLC.
**Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 23 portfolios.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (nonprofits). Formerly Partner, KPMG LLP (international accounting firm) (1972-2002). Director of Maryland Business Roundtable for Education (July 1984–June 2002).

NAME AND POSITION: David L. Meister (66), Director
Term Expires: 2006                            Tenure: Since 1986 (RVT), 1993
(RMT), 1996 (FUND)
Number of Funds Overseen: 23         Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private Investor. Chairman and Chief Executive Officer of The Tennis Channel (June 2000–March 2005). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: G. Peter O’Brien (60), Director
Term Expires: 2006                            Tenure: Since 2001
Number of Funds Overseen: 46**      Non-Royce Directorships: Director of Technology Investment Capital Corp.
**Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/ Trustee of the Legg Mason Fmaily of Funds consisting of 23 portfolios.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University; Board Member of Hill House, Inc. (since 1999); Formerly Trustee of Colgate University (from 1996–2005), President of Hill House, Inc. (from 2001–2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION: John D. Diederich (54), Vice President and Treasurer
Tenure: Since 1997
Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Funds since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr. (47), Vice President
Tenure: Since 1995 (RVT), 1995 (RMT), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George (47), Vice President
Tenure: Since 1995 (RVT), 1995 (RMT), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne (43), Vice President and Assistant Secretary
Tenure: Since 1994 (RVT), 1994 (RMT), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen (38), Secretary
Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (1996-2001 and since April 2002); Principal of Credit Suisse First Boston Private Equity (2001-2002).

* Interested Director.

58  |  THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

     The thoughts expressed in this Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2005, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2005 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Report will be included in any Royce-managed portfolio in the future. The Funds invest primarily in securities of mid-, small- and micro-cap companies, that may involve considerably more risk than investments of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
     Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P 500 and S&P 600 are unmanaged indices of domestic common stocks. CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would approximately match those of the Russell 2000. Returns for the market indices used in this Report were based on information supplied to Royce by Frank Russell and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•   the Funds’ future operating results
•   the prospects of the Funds’ portfolio companies
 •   the impact of investments that the Funds have made or may make
•   the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•   the ability of the Funds’ portfolio companies to achieve their objectives.

     This Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 300,000 shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2006. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Proxy Voting
     A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.
THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS | 59

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION (CONTINUED)

Form N-Q Filing
     The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Annual Certifications
     As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ Form N-CSR for the period ended December 31, 2005, filed with the Securities and Exchange Commission.

Royce Value Trust, Inc.
     At the 2005 Annual Meeting of Stockholders held on September 29, 2005, the Fund’s stockholders elected four Directors, consisting of:

		Votes For	Votes Abstained

*	Donald R. Dwight	55,341,521	524,245

*	Stephen L. Isaacs	55,442,757	423,009

**	William L. Koke	7,494,598	67,784

**	David L. Meister	7,482,620	79,762

*	Common Stock and Preferred Stock Voting Together as a Single Class
**	Preferred Stock Voting as a Separate Class

Royce Micro-Cap Trust, Inc.
At the 2005 Annual Meeting of Stockholders held on September 29, 2005, the Fund’s stockholders elected four Directors, consisting of:

		Votes For	Votes Abstained

*	Donald R. Dwight	21,354,815	181,227

*	Stephen L. Isaacs	21,362,901	173,141

**	William L. Koke	1,951,681	18,351

**	David L. Meister	1,952,481	17,551

*	Common Stock and Preferred Stock Voting Together as a Single Class
**	Preferred Stock Voting as a Separate Class

Royce Focus Trust, Inc.
At the 2005 Annual Meeting of Stockholders held on September 29, 2005, the Fund’s stockholders elected four Directors, consisting of:

		Votes For	Votes Abstained

*	Donald R. Dwight	12,467,299	123,891

**	Stephen L. Isaacs	920,921	4,780

*	William L. Koke	12,723,349	118,841

**	David L. Meister	920,521	5,180

*	Common Stock and Preferred Stock Voting Together as a Single Class
**	Preferred Stock Voting as a Separate Class
60 | THE ROYCE FUNDS 2005 REPORT TO STOCKHOLDERS

POSTSCRIPT

Our Favorite Things

By the time that stockholders and other interested parties are reading this Annual Review and Report to Stockholders, the presents have all been opened, the tree has been taken down and the decorations have been stored away until next year’s holiday season. However, each year we begin preparing the Report and reflecting on the year long before, right in the midst of the holiday season. As December winds to a close, and we look back on the year that will soon be over, our thoughts are invariably mixed with the spirit of the holiday season. This is how the following verses came to be written in December 2005. They are a combination of holiday spirit and another enjoyable year doing the things that we love–helping you to build wealth with our time-tested, disciplined approach to small-cap investing. So, we humbly present our version of a holiday treat, with sincerest apologies to Rodgers and Hammerstein, Julie Andrews and John Coltrane.

Royce’s Holiday Tune (Sung to the Tune of “My Favorite Things”)

Well-run small companies selling for peanuts,
Balance sheets so pure they don’t need much clean-up,
Cash flow, good management, lots of earnings—
These are a few of our favorite things.

Micro-cap businesses Wall Street’s not heard of,
Research ‘til midnight until we feel sure of
A firm that is debt-free and high-returning—
These are a few of our favorite things.

People who sell at the first sign of trouble,
Bargain-priced stocks from the burst of a bubble,
Prices dropped so low they make our hearts sing—
These are a few of our favorite things

Financial statements that tell a good story,
Transparent accounting that won’t make us sorry,
Prices that bottom out from missed earnings—
These are a few of our favorite things

When the price stalls
As the bell rings,
When returns are bad,
We simply remember our favorite things,
And then we don’t feel so sad.

THIS PAGE IS NOT PART OF THE 2005 REPORT TO STOCKHOLDERS

The RoyceFunds

Wealth Of Experience
With approximately $22.4 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $108 million invested in The Royce Funds.

General Information Additional Report Copies and Fund Inquiries (800) 221-4268 Computershare Transfer Agent and Registrar (800) 426-5523	Broker/Dealer Services For Fund Materials and Performance Updates, (800) 59-ROYCE (597-6923) Advisor Services For Fund Materials, Performance Updates or Account Inquiries (800) 33-ROYCE (337-6923)

www.roycefunds.com

CE-REP-1205

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Directors as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.
(a)	Audit Fees:
Year ended December 31, 2005 - $22,600
Year ended December 31, 2004 - $21,300

(b)	Audit-Related Fees:
Year ended December 31, 2005 - $1,500 – Preparation of reports to rating agency for Preferred Stock
Year ended December 31, 2004 - $1,500 – Preparation of reports to rating agency for Preferred Stock

(c)	Tax Fees:
Year ended December 31, 2005 - $2,500 - Preparation of tax returns
Year ended December 31, 2004 - $2,500 - Preparation of tax returns

(d)	All Other Fees:
Year ended December 31, 2005 - $3,000 – N-2 for rights offering.
Year ended December 31, 2004 - $0

(e)(1)    Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2005 - $7,000
Year ended December 31, 2004 - $4,000

(h)	No such services were rendered during 2005 or 2004.

Item 5: The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6: Not Applicable.

Item 7:

June 5, 2003 As amended on April 14, 2005

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have directly or indirectly delegated proxy voting authority to Royce. The Boards of Trustees/Directors of The Royce Funds have delegated all proxy voting decisions to Royce, and in the case of Royce Technology Value Fund, to JHC Capital Management subject to these policies and procedures.

Receipt of Proxy Material.    Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian.

Voting of Proxies.     Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from “Proxy Master” (a service provided by Institutional Shareholder Services), the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.
From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration allowing such differing votes. The Head of Administration performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.
There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting, poison pills, etc. The portfolio managers decide these issues on a case-by-case basis as described above.

c.
A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.
If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration or the designated Administrative Assistant will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities.

Custodian banks are authorized to release all shares held for Royce client account portfolios to Automated Data Processing Corporation (“ADP”) for voting, utilizing ADP’s “Proxy Edge” software system. Substantially all portfolio companies utilize ADP to collect their proxy votes. However, for the limited number of portfolio companies that do not utilize ADP, Royce attempts to register at least a portion of its clients holdings as a physical shareholder in order to ensure its receipt of a physical proxy.

Under the continuous oversight of the Head of Administration, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to ADP using Proxy Edge as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest.    The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration by the designated Administrative Assistant, who then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Institutional Shareholder Services). The Head of Administration maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping.    A record of the issues and how they are voted is stored in the Proxy Edge system. Copies of all physically executed proxy cards, all proxy statements and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian.

Item 8: (a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of March 8, 2006)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
W. Whitney George	Managing Director and Vice President of Royce & Associates, LLC ("Royce")	Since 1991
Managing Director and Vice President of Royce; and Vice President of the Registrant, Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., Royce Focus Trust, Inc., The Royce Fund and Royce Capital Fund (collectively, “The Royce Funds”).

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2005)

Other Accounts
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Registered investment companies	9	$9,814,575,344	1	$547,315
Private pooled investment vehicles	1	$86,355,539	1	$86,355,539
Other accounts*	1	$8,194,806	-	-

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest
The fact that the Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by the same Portfolio Manager on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described below, there is a revenue-based component of the Portfolio Manager’s Performance Bonus and the Portfolio Manager also receives a Firm Bonus based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, the Portfolio Manager receives a bonus based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Manager may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of the Registrant’s shares and assets under management.

Also, as described above, the Portfolio Manager generally manages more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by The Royce Funds or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the Portfolio Manager has day-to-day management responsibilities. One registered investment company account managed by the Portfolio Manager, Royce Select Fund III, pays Royce a performance-based fee.

Finally, conflicts of interest may arise when the Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant shareholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2005)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Portfolio Manager receives from Royce a base salary, a Performance Bonus and a benefits package. The Portfolio Manager’s compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses. The Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. The Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the Portfolio Manager’s experience and responsibilities.

-
PERFORMANCE BONUS.  The Portfolio Manager receives a quarterly Performance Bonus that is asset-based, or revenue-based and therefore in part based on the value of the accounts’ net assets, determined with reference to each of the registered investment company and other client accounts managed by him. Except as described below, the revenue-based Performance Bonus applicable to the registered investment company accounts managed by the Portfolio Manager is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2005 there were 390 such Funds tracked by Morningstar) and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes. The Performance Bonus applicable to non-registered investment company accounts managed by the Portfolio Manager and to Royce Select Fund III is not subject to a performance-related adjustment.

Payment of the Performance Bonus may be deferred as described below, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance Bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested bonus investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-	FIRM BONUS. The Portfolio Manager receives a quarterly bonus based on Royce’s net revenues.

-
BENEFIT PACKAGE.   The Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, the Portfolio Manager may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

The Portfolio Manager, in addition to the above-described compensation, also receives a bonus based on Royce’s retained pre-tax operating profit. This bonus, along with the Performance Bonus and Firm Bonus, generally represents the most significant element of the Portfolio Manager’s compensation. The Portfolio Manager also receives bonuses from Royce relating to the sale of Royce to Legg Mason, Inc. on October 1, 2001. Such bonuses are payable pursuant to an Employment Agreement entered into by the Portfolio Manager and Royce in connection with the sale.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2005)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediately family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned
Over $1,000,000

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE FOCUS TRUST, INC.

BY:	/s/Charles M. Royce

Charles M. Royce
President

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE FOCUS TRUST, INC.

BY:	/s/Charles M. Royce

Charles M. Royce
President

Date: March 8, 2006

ROYCE FOCUS TRUST, INC.

BY:	/s/John D. Diederich

John D. Diederich
Chief Financial Officer

Date: March 8, 2006